Exhibit 10.3
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SOLICITATION, OFFER AND AWARD	1. THIS CONTRACT IS A RATED ORDER	RATING	Page
	UNDER DPAS (15 CFR 700)		1 of 120

2. CONTRACT NUMBER	3. SOLICITATION NUMBER	4. TYPE OF SOLICITATION	5. DATE ISSUED	6. REQUISITION/PURCHASE NUMBER
CON07000005	SOL07000001	☐ SEALED BID (IFB)	11/17/2006
☑ NEGOTIATED (RFP)

7. ISSUED BY	CODE	00001	8. ADDRESS OFFER TO (If other than item 7)
FCC /Contracts and Purchasing Center
445 12th St. SW
Washington DC 20554
TEL: (202) 418-0930 ext.	FAX: (202) 418-0237 ext.

NOTE In sealed bid solicitations “offer” and “offeror” mean “bid” and “bidder”

SOLICITATION
9.	Sealed offers in original and 5 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried in the depository located in See Clause L.9 until 3.30 PM local time 12/19/2006
(Hour) (Date)
CAUTION LATE submissions. Modifications, and Withdrawals See Section L. Provision No 52.214-7 or 52.215-1 All offers are subject to all terms and conditions contained in this solicitation

10. FOR	A. NAME	B. TELEPHONE (NO COLLECT CALLS)			C. E-MAIL ADDRESS

INFORMATION	Anthony Wimbush	AREA CODE	NUMBER	EXT.
CALL		202	418-0932

11. TABLE OF CONTENTS

(X)	SEC	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)

PART I — THE SCHEDULE				PART II — CONTRACT CLAUSES

X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	108

X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	4	PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH

X	C	DESCRIPTION/SPECS./WORK STATEMENT	6	X	J	LIST OF ATTACHMENTS	120

X	D	PACKAGING AND MARKING	90	PART IV— REPRESENTATIONS AND INSTRUCTIONS

X	E	INSPECTION AND ACCEPTANCE	91	X		REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

X	F	DELIVERIES OF PERFORMANCE	92

X	G	CONTRACT ADMINISTRATION DATA	93	X		INSTRS., CONDS., AND NOTICES TO OFFERORS

X	H	SPECIAL CONTRACT REQUIREMENTS	97	X		EVALUATION FACTORS FOR AWARD

OFFER (Must be fully completed by offeror)

Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period
12.	In compliance with the above, the undersigned agrees, if this offer is accepted within calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT	10 CALENDAR DAYS (%)	20 CALENDAR DAYS (%)	30 CALENDAR DAYS (%)	CALENDAR DAYS (%)
(See Section I, Clause No 52-232-8)

14. ACKNOWLEDGMENT OF AMENDMENTS	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE
(the offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):	001 – 012 See attached amendments	12/21/06 - 3/08/07

15A. NAME AND	CODE	3DXC3	FACILITY	16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER
ADDRESS OF	NeuStar, Inc.			(Type or print)
OFFEROR	46000 Center Oak Plaza, Sterling, UA 20166			Michael O’ Connor, Vice President

15B. TELEPHONE NUMBER			☐15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE – ENTER SUCH ADDRESS IN SCHEDULE.	17. SIGNATURE	18. OFFER DATE

AREA CODE	NUMBER	EXT.		/s/ Michael O’ Conner	4/5/07
571	434 5400

AWARD (To be completed by Government)

19. ACCEPTED AS TO ITEMS NUMBERED	20. AMOUNT	21. ACCOUNTING AND APPROPRIATION
0002 – 0005	$11,210,692.00	obligate $4,544,966.00

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	23. SUBMIT INVOICES TO ADDRESS SHOWN IN	ITEM
☐ 10 U.S.C. 2304(C) ( ) ☐ 41. U.S.C. 253(c) ( )	(4 copies unless otherwise specified)

24. ADMINISTERED BY (If other than Item 7)	CODE	25. PAYMENT WILL BE MADE BY	CODE
SEE G.3(c)(2)

26. NAME OF CONTRACTING OFFICER (Type or print)		27. UNITED STATES OF AMERICA		28. AWARD DATE
Anthony S. Wimbush		/s/ Anthony S. Wimbush		07–31–07
(Signature of Contracting Officer

IMPORTANT — Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 33(REV. 9-97)
Previous edition is unusable	Prescribed by GSA – FAR (48 CFR) 53-214(c)

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
CONTRACT FOR PROPOSAL
FOR
POOLING ADMINISTRATION SERVICES
FOR THE
FEDERAL COMMUNICATIONS COMMISSION
SOLICITATION NO. SOL07000001 (formerly) SOL06000004

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
TABLE OF CONTENTS

PART I — THE SCHEDULE		1

SECTION A — SOLICITATION, OFFER AND AWARD		1

TABLE OF CONTENTS		2

SECTION B — SUPPLIES OR SERVICES AND PRICE/COSTS		4

B.1	SCOPE OF CONTRACT	4
B.2	SCHEDULE OF ITEMS	4

SECTION C — DESCRIPTION/SPECIFICATION/WORK STATEMENT		6

C.1	PERFORMANCE WORK STATEMENT/TECHNICAL REQUIREMENTS	6

SECTION D — PACKAGING AND MARKING		90
[For this Solicitation, there are NO clauses in this Section]

SECTION	E — INSPECTION AND ACCEPTANCE	91

E.1	CLAUSES INCORPORATED BY REFERENCE
	(FAR 52.252-2) (FEB 1988)	91

SECTION F — DELIVERIES OR PERFORMANCE		92

F.1	CLAUSES INCORPORATED BY REFERENCE
	(FAR 52.252-2) (FEB 1988)	92
F.2	PERIOD OF PERFORMANCE	92
F.3	PLACE OF PERFORMANCE	92
F.4	DELIVERY SCHEDULE	92

SECTION G — CONTACT ADMINISTRATION DATA		93

G.1	CONTRACT ADMINISTRATION	93
G.2	DESIGNATION OF CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE	94
G.3	INVOICES	94
G.4	DESIGNATION OF OFFICE FOR RECEEIPT OF ELECTRONIC FUNDS TRANSFER INFORMATION	96
G.5	MONTHLY PROGRESS REPORTING	96

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
TABLE OF CONTENTS (CONTINUED)

SECTION H — SPECIAL CONTRACT REQUIREMENTS		97

H.1	INSURANCE	97
H.2	SAVE HARMLESS AND INDEMNITY AGREEMENT	97
H.3	CONFIDENTIALITY AND CONFLICT OF INTEREST AND NEUTRALITY REQUIREMENTS	98
H.4	KEY PERSONNEL	100
H.5	SUITABILITY AND SECURITY PROCESSING	102
H.6	GOVERNMENT PROPERTY	106
H.7	RIGHTS IN DATA	106

PART II — CONTRACT CLAUSES		106

SECTION I — CONTRACT CLAUSES		108

I.1	CLAUSES INCORPORATED BY REFERENCE
	(FAR 52.252-2) (FEB 1988)	108
I.2	OPTION TO EXTEND SERVICES
	(FAR 52.217-8) (NOV 1999)	109
I.3	OPTION TO EXTEND THE TERM OF THE CONTRACT
	(FAR 52.217-9) (MAR 2000)	110
I.4	PRIVACY OR SECURITY SAFEGUARDS
	(FAR 52.239-1) (AUG 1996)	110
I.5	SUBCONTRACTS FOR COMMERCIAL ITEMS
	(FAR 52.244-6) (MAY 2002)	110
I.6	RIGHTS IN DATA — GENERAL, ALT V
	(FAR 52.227-14) (JUN 2006)	111

PART III — LIST OF DOCUMENTS, EXHIBITS
	AND OTHER ATTACHMENTS	120

SECTION J — LIST OF ATTACHMENTS		120

J.1	LIST OF ATTACHMENTS	120

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
SECTION B — SUPPLIES OR SERVICES AND PRICE
B.1 SCOPE OF WORK
The Contractor shall furnish all necessary staff, supplies, materials, and equipment to provide pooling administration services for the Federal Communications Commission in accordance with the terms, conditions and the Performance Work Statement/Technical Requirements (PWS/TR) contained herein.
B.2 SCHEDULE OF ITEMS
The Contractor shall be paid for accepted services in accordance with the following price schedule:
Item Number

0002	Base Period
	(08/15/2007—08/14/2009)

	Firm Fixed Price to Perform Pooling Services	$4,544,966.00

	Total Price:	$4,544,966.00

0003	Option Period I
	(08/15/2009—08/14/2010)

	Firm Fixed Price to Perform Pooling Services	$2,261,975.00

	Total Price:	$6,806,941.00

0004	Option Period II
	(08/15/2010—08/14/2011)

	Firm Fixed Price to Perform Pooling Services	$2,224,383.00

	Total Price:	$9,031,324.00

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Item Number

0005	Option Period III (08/15/2011—08/14//2012)
	(08/15/2011—08/14//2012)

	Firm Fixed Price to Perform Pooling Services	$2,179,368.00

	Total Price:	$11,210,692.00

PRICE SUMMARY:

Total Price Base Period	$4,544,966.00
Total Price Option Period I	$2,261,975.00

Total Price Option Period II	$2,224,383.00

Total Price Option Period III	$2,179,368.00

Total Proposed Firm Fixed Price	$11,210,692.00

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
C.1 PERFORMANCE WORK STATEMENT/TECHNICAL REQUIREMENTS
The Contractor shall furnish all the necessary personnel, material, equipment, services, and facilities (except as otherwise specified), to perform the Performance Work Statement/Technical Requirements. See Next Pages.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Table of Contents

Section	Page

1. Introduction	14

1.1 Background	14

1.2 Purpose	15

1.3 Scope	15

1.4 Attributes	16

1.5 Objectives	16

1.6 Responsibilities	16

1.6.1 Management	17
1.6.2 Performance	17

1.7 Interaction	17

1.7.1 Relationships	17
1.7.2 Assets	17

1.8 Policy Objectives	17

1.8.1 Thousands-Block — NANP Context	18

1.9 Reserved	19

2. Pooling Administration Requirements	18

2.1 Hours of Operation	18

2.1.1 Contact	19
2.1.2 Responsiveness	19
2.1.3 Holidays	19

2.2 Organization	20

2.3 Staffing	20

2.3.1 Availability	20
2.3.2 Core Hours	20
2.3.3 Physical Location	20

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005

Section	Page

2.3.4 Reserved	20
2.3.5 Travel	21
2.3.6 Experience	21
2.3.7 Conflicts	21

2.4 Subcontractors	21

2.4.1 Reserved	21
2.4.2 Responsibilities of the Contractor	21
2.4.3 Reserved	22
2.4.4 Substitution	22

2.5 Environment	22

2.5.1 Regulatory	22

2.5.2 Federal Advisory Committee	23

2.5.3 Industry Activities	23

2.5.4 Modification of Guidelines	24

2.6 Reserved	26

2.7 Reserved	26

2.8 Requests for Pooling Information	25

2.8.1 Referrals	25

2.9 Dispute Resolution	25

2.9.1 Responsibilities	25
2.9.2 Sources of Dispute	25
2.9.3 Involvement	26
2.9.4 Process	26
2.9.5 Corrective Action	26

2.10 Audits	26

2.10.1 Audits in General	26
2.10.2 Audits of Service Providers	26
2.10.3 Guideline Compliance Issues	27
2.10.4 Contractor Audit Obligations	27
2.10.5 FCC-Designated Auditor	27
2.10.6 Office Facilities	27
2.10.7 Additional Obligations	27

2.11 Data Security	28

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005

Section	Page

2.20.3 Interface with the NPAC Vendor	37
2.20.4 Interface with Service Providers	37
2.20.5 Interface with Regulatory Agencies	38
2.20.6 Interface with the Media	38

2.21 Reports	39

2.21.1 Annual Report	39
2.21.2 Pooling Matrices Report	40
2.21.3 Report and Document Distribution	40

2.22 Performance Measurements	40

2.22.1 Assessment Period	40
2.22.2 Remedial Action	40
2.22.3 Pooling Administration Quality Assurance (QA)	40
2.22.4 Contractor Performance Metrics	41
2.22.4.1 Trouble Tickets/Outages	41
2.22.4.2 Change Order and PAS Notifications	41
2.22.4.3 Communications	42
2.22.4.4 Forecasting data on a per-state basis	42
2.22. 4.5 Reporting	42
2.22.4.6 Application Processing on a monthly basis	42
2.22.4.7 Reserved	42
2.22.4.8 Reserved	42
2.22.5 Events	43
2.22.6 Additional Input	43

2.23 p-ANI Administration Requirements	408

3. Pooling System Requirements	44

3.1 Description	44
3.1.1 Confidential Treatment	44
3.1.2 Data Integrity	45
3.1.3 Automated Data Filing Capabilities	45
3.1.4 Automated Data Output Capabilities	46
3.1.5 Mechanized Interface with NANPA	46
3.1.6 Alternative Data Capabilities	47

3.2 Characteristics	47

3.3 System Reliability, Availability, Capacity, and Performance	47
3.3.1 Reserved	48

3.4 System Location	48

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005

Section	Page

4.6.1 Annual	60
4.6.2 Semi-Annual	60
4.6.2.1 Forecasted Demand	61
4.6.2.2 Rate Area Inventory Pool Status	61
4.6.3 Quarterly	61
4.6.3.1 Pooling Matrices	61
4.6.4 Monthly	61
4.6.4.1 Thousands-Block Pooling	61
4.6.4.2 System Performance	61
4.6.4.3 Staffing	61
4.6.5 By Request	61

4.7 System Acceptance Plan	61

4.8 QA Plan	61

4.9 Transition Plan	61

4.10 Maintenance Plan	62

5.0 Required Performance Metrics	64

Appendix A: Acronyms, Abbreviations and Definitions	63

Appendix B: Reference Documentation, Technical Standards and Regulatory Orders	66

Appendix C: Interface Contact Information	68

Appendix D: Example Pooling Summary Report	70

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]”and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Section 1
Introduction
1.1 Background
Pooling of geographic telephone numbers in a number portability environment is a number administration and assignment process that allocates numbering resources to a shared industry inventory associated with a designated geographic rate area. In the United States, thousands-block number pooling involves the allocation of blocks of sequential North American Numbering Plan (NANP) telephone numbers within the same NPA/Central Office (CO) Code (CO Code or NXX) to different service providers, who serve customers within the same NPA rate area. All ten thousand numbers within each NPA/NXX continue to be assigned to one rate area, but are allocated among multiple service providers at the thousands-block (NXX-X) level. The numbering resource is allocated from a shared industry inventory and is administered in blocks of one thousand numbers (NXX-X) for assignment to service providers participating in that rate area.
The assignment of numbers to service providers in blocks of one thousand (i.e., NPA-NXX-X) is expected to improve the utilization of number resources. Further, a pool of numbers, if available to all providers serving a defined area, need only be large enough to accommodate the collective needs of those providers.
In 2000, the FCC determined that thousands-block number pooling would significantly extend the life of the NANP and issued its first Numbering Resource Optimization order (FCC 00-104, released March 31, 2000) establishing a “national” pooling contractor. This technical requirements document describes the requirements for the “national” pooling contractor.
The following terminology is employed in this document: the “FCC” refers to the Federal Communications Commission or its authorized agents; an “auditor” is an FCC-designated auditor; “service providers” refers to telecommunications carriers that utilize numbering resources to provide or establish telecommunications services; “regulatory agencies” refers both to the FCC and the various state public utility commissions (PUCs); the “contractor” refers to the vendor selected to be the thousands-block pooling administrator; a “subcontractor” refers to an organization providing services to the contractor; a “user” is a service provider accessing the automated 1K block assignment system; a “constituent” is the most inclusive term and can include service providers, Number Portability Administration Center (NPAC) vendor, North American Numbering Plan Administrator (NANPA), Local

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]”and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Exchange Routing Guide (LERG1)-Traffic Routing Administration (TRA) vendor, regulatory agencies, the media and the general public.
1.2 Purpose
The purpose of this document is to define the technical and operational requirements, the system requirements, and the functions of the pooling administrator contractor. It also serves as an umbrella document for industry guidelines, FCC orders, technical standards and technical requirements that support thousands-block number pooling so that the contractor will be able to ascertain the full functionality required of the designated national contractor. Section 1 provides an overview of the document itself. Section 2 defines requirements for the contractor in performing the pooling administration function. Section 3 is dedicated to defining pooling administration system requirements. Section 4 outlines deliverables.
The technical requirements are contained in several documents. Should there be conflicts, the precedence of documents is as follows: (1) Reference 25, Code of Federal Regulations (CFR), Title 47, Volume 3, Parts 40-69, Telecommunications; (2) References 1 & 27, FCC Orders; (3) Section C of the Contract, Performance Work Statement/Technical Requirements; (4) Reference 2, Industry Numbering Committee (INC) Thousand Block (NXX-X) Pooling Administration Guidelines (TBPAG); (5) Reference 6, Industry Numbering Committee (INC) North American Numbering Plan Forecast/Utilization Report (NRUF) Guidelines, INC 00-0619-026; and (6) Reference 7, Industry Numbering Committee (INC) Central Office Code (NXX) Assignment Guidelines (COCAG), INC 95-0407-008. See Appendix B for a list of these and other related documents.
This document includes detailed descriptions of the system, functions and services described in these requirements. This information will then be used to evaluate contractor responses to the administrative and assignment tasks and functions, as well as the system required for thousands-block number pooling. The contractor shall perform the duties of the national Pooling Administrator (PA) for the designated term of administration. References to blocks, pools, or administrator throughout this document are specific to thousands-block (NXX-X) number pooling in the United States and Puerto Rico only, unless otherwise specified.
1.3 Scope
The contractor shall serve as the designated entity responsible for administering thousands-block number pools by assigning, managing, forecasting, reporting and

1	Telcordia ™ LERG ™ Routing Guide, Telcordia and LERG Routing Guides are trademarks of Telcordia Technologies, Inc.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]”and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
processing data that will allow service providers in rate areas designated for thousands-block number pooling to receive telephone numbers in blocks of 1,000. The volume of data and real time access to that data by multiple users requires that the contractor obtain and maintain a system that houses pooling-related data. The pooling administration system shall have a web interface to facilitate access and data input capabilities, allow for generation of reports, and interface with all designated parties.
1.4 Attributes
The contractor shall be an independent, neutral third party (as defined in Section H.3.B) who shall be responsible for the fair and efficient overall administration of pooled NANP numbering resources. The contractor shall also ensure that domestic numbering administration shall be effective, while leveraging the expertise and innovation of industry to promote number conservation.
The contractor’s role is to serve as the neutral block administrator. As stated in CFR 52.20 for Thousand Block Pooling, the Pooling Administrator shall be a non-governmental entity that is impartial and not aligned with any particular telecommunication industry segment, and shall comply within the same neutrality requirements that the NANPA is subject under this part. Refer Commission rule 52.12, 47 C.F.R. § 52.12 for the NANPA neutrality requirements.
1.5 Objectives
The main objectives of the contractor are to:
•	Provide a standardized application of all administrative pooling guidelines

•	Develop tools and implement a system containing both hardware and software to facilitate the assignment, tracking and data reporting requirements

•	Maintain interfaces with the NANPA, NPAC, service providers, industry forums (e.g., INC, NRRIC, etc.) and regulatory agencies

•	Maintain and plan for adequate pool inventory numbering resources for the short and long term.
1.6 Responsibilities
The contractor shall perform the day-to-day number resource assignment and administrative activities with a long-term focus, as well as interact with the NANPA and the NPAC vendor. The contractor shall also provide and maintain a system to support all day-to-day and long- term pooling functions.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]”and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
1.6.1 Management
The contractor shall implement a planned management approach utilizing effective forecasting and management skills in order to make the industry aware of the availability of numbering resources to meet the industry’s current and future needs and to support the NANPA’s overall responsibility to promote the continued viability of the NANP resource.
1.6.2 Performance
The contractor shall be responsible for maintaining the security, reliability, performance, and flexibility of the pooling system. Performance specification may be found in the FCC COMPUTER SECURITY PROGRAM DIRECTIVE (FCCINST 1479.2). The system shall be user friendly and not impose a burden on users. The system shall protect the sensitive nature of any information provided by service providers, NANPA or the NPAC vendor.
1.7 Interaction
The contractor, like the NANPA, shall be responsible for establishing and maintaining relationships with appropriate governmental and regulatory bodies, e.g., FCC and state regulatory agencies, and addressing policy directives from these bodies.
1.7.1 Relationships
These and other relationships require that the contractor have the necessary administrative staff to handle the legal, financial, technical, administrative, operational, industry, and regulatory issues relevant to the management of all pooled numbering resources.
1.7.2 Assets
The contractor shall have the necessary equipment, facilities, and proper billing arrangements to manage the pooled resources.
1.8 Policy Objectives
The contractor shall adhere to the broad policy objectives for the NANPA:
•	Shall seek to facilitate entry into the communications marketplace by making numbering resources available on an efficient and timely basis to communications service providers

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]”and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
•	Shall not unduly favor or disadvantage any particular industry segment or group of consumers

•	Shall not unduly favor one technology over another.
1.8.1 Thousands-Block — NANP Context
At all times the contractor shall understand that:
•	The functions of Central Office (CO) Code Administration, NPA Assignment, and Relief Planning are among the duties currently being performed by the NANPA.

•	Thousands-blocks (NXX-X) are North American Numbering Plan (NANP) resources.

•	Thousands-block pooling administration entails similar collateral responsibilities as does CO code administration, such as data collection, forecasting, data security, and reporting.

•	Existing obligations and agreements related to national numbering policy and administration in a CO (NXX) code environment shall also be applied in a similar manner when administering pooled (NXX-X) resources.
1.9 Reserved
Section 2
Pooling Administration Requirements
These functional requirements describe the administrative tasks and sub-components of the contractor’s responsibilities and duties. This is not an all-inclusive list. The contractor should also refer to regulatory orders issued by the FCC, related industry guidelines, pooling administrator documentation, technical standards, and North American Numbering Council (NANC)-related NPAC documentation. Specific reference documentation is listed in Appendix B. The contractor shall describe its commitment, as well as a description of how it will adhere, to these functional requirements.
2.1 Hours of Operation
The contractor shall be available a minimum of five days a week Monday-Friday), from 8 AM to 8 PM EST in all Metropolitan Statistical Areas (MSAs) covered by the NANP where thousands-block number pooling has been implemented. The contractor shall also provide a means (e.g. pager or cell phone) of being contacted during the hours of 8 AM to 5 PM for each time zone in the NANP where thousands-

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]”and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
block number pooling regions implemented can not be met during the 8 AM — 8 PM EST availability.
The phone number to be called and the areas that should use this number should be clearly identified by region (i.e. Alaska, Hawaii, Puerto Rico, Guam).
The PA is required to give a 24-hour notice to the Industry on any exception to the above.
2.1.1 Contact
The contractor shall provide mechanisms; e.g., world wide web, voicemail, email, and facsimile, to be accessible on a 24-hour basis.
With email, the contractor shall have the capability of transmitting and receiving email messages with and without attached files. The contractor shall provide “firewall” protective screening of all incoming email messages and attachments based on a security profile established by the contractor and approved by the FCC. The contractor shall additionally provide virus protection software on all devices that receive/send email. The contractor shall be expected to maintain the most recently updated version of virus software as defined by the software provider. Any upgrades/changes that would cause incompatibility with the general industry will be communicated to the industry no less than 180 days prior to implementation.
With facsimile, the contractor shall provide the capability of transmitting and receiving International Telecommunications Union (ITU) G.3 and G.4 facsimiles.
2.1.2 Responsiveness
The contractor shall respond within one business day to general inquiries or questions including those made outside the normal business hours. This will include emails, facsimiles and voicemails. All emails, facsimiles and voicemails, whether received or responded to outside the normal business hours will be subject to a performance metric and process to be approved by the FCC or its designee. All exceptions need to be noted and brought to the attention of management.
2.1.3 Holidays
The contractor shall observe the following holidays: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
On an annual basis, the contractor shall post a list of recognized holiday dates on their web site.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.2 Organization
The contractor shall ensure that the pooling administration organization shall not be impacted by other functions that may be performed by the contractor’s company.
2.3 Staffing
Pooling administration staffing shall be at appropriate levels to ensure that the contractor can efficiently perform the functions as identified.
The contractor shall provide a monthly report to the FCC on contractor staffing status. The report shall include numbers by labor category, shortages and overages, and yearly turnover rate.
2.3.1 Availability
Staff shall be available a minimum of five days a week, as defined in Section 2.1 of this document.
However, since block applicants and block holders are located in multiple time zones, the PA shall provide a mechanism (e.g., voicemail, email, facsimile) to be accessible on a 24-hour basis in order to meet the needs of all of its clients. The PA is required to obtain prior approval from the FCC or its designee to any exception to the above.
2.3.2 Core Hours
Core business hours for the contractor shall fall between 8:00 am and 5:00 PM Monday through Friday local time, excluding recognized holidays.
However, if circumstances warrant, the contractor shall be available at other times to meet the needs of the industry.
2.3.3 Physical Location
The physical location of the administration facility shall be at the discretion of the contractor as long as it is located within the continental United States (CONUS).
2.3.4 Reserved

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.3.5 Travel
Contractor staff shall be able to travel, when necessary, to meet the needs of the industry (e.g., Industry Numbering Committee (INC), NANC, conduct pooling administration education meetings, NPA jeopardy situations).
2.3.6 Experience
The staff shall be trained or have equivalent experience in the areas of customer service and information technology, including, but not limited to:
•	Email, web-based software applications and navigation tools, and Internet browsers

•	Telephone and call tracking systems and tools

•	Problem and change tracking systems and tools

•	Ongoing training

•	Sending and receiving facsimile communications

•	Database retrieval.
2.3.7 Conflicts
Staff members of the contractor may not represent the interests of the contractor’s parent company in any respect. For guidance, see Appendix B, Reference 1, FCC 00-104, paragraph 154 and the conflicts provisions in Section H.3.
Conversely, neither representatives of the contractor’s parent company nor any divisions or departments thereof that are not direct, 100% dedicated employees of the contractor, may represent the interests of the contractor.
2.4 Subcontractors
Subcontractors may be used to perform work under this contract. Subcontracting with small businesses will be in accordance with FAR 52.219-9, Small Business Subcontracting Plan.
2.4.1 Reserved
2.4.2 Responsibilities of the Contractor
The contractor shall provide the following information to the FCC Contracting Officer concerning each prospective subcontractor within five business days of the date of official selection or within 30 calendar days of hiring any subcontractor:

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•	Complete name of the subcontractor

•	Complete address of the subcontractor

•	Type of work the subcontractor will be performing

•	Percentage of the work that the subcontractor will be providing

•	Evidence of the work the subcontractor will be providing

•	A written statement, signed by each subcontractor, which clearly verifies that the subcontractor is committed to render the services required by the contract

•	Evidence, as set out in relevant sections of this Request for Proposals (RFP), that the subcontractor meets all applicable neutrality requirements

•	Written proof that the subcontractor has executed a non-disclosure agreement.
2.4.3 Reserved
2.4.4 Substitution
The substitution of one subcontractor for another may be made only with the written consent of the FCC.
2.5 Environment
2.5.1 Regulatory
The FCC has authority over numbering within the United States. The other NANP member nations exercise similar regulatory jurisdiction.
The FCC has delegated specific authority to state regulatory agencies in the United States. All states have been delegated authority over NPA Relief. In addition, some states have been given authority to trial certain number conservation measures. They have also been granted authority to obtain data, reclaim resources, and establish and enforce number allocation standards.
In the future, State and/or Federal regulatory authorities may issue new rules, requirements or policy directives, which may increase, decrease or otherwise affect the functions to be performed by the PA. Within ten calendar days of a regulatory directive the PA shall provide to the FCC and the NANC its interpretation of the change, its impact upon service, the date the new change is proposed to become effective, what steps in current procedures need to change and when any new forms or procedures will be required.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]”and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.5.2 Federal Advisory Committee
The North American Numbering Council (NANC) is a Federal Advisory Committee established pursuant to the United States Federal Advisory Committee Act, 5 U.S.C., App. 2 (1988) (FACA). The NANC was established to advise the FCC on issues related to NANP Administration, and to advise the Commission on local number portability (LNP) administration issues. The NANC develops policy recommendations on numbering issues, initially resolves disputes, and provides guidance to the numbering administrators.
The NANC’s charter under the FACA provides that, in carrying out its responsibilities, the NANC shall ensure that NANP Administration supports identified policy objectives. The NANC shall ensure that the PA:
•	Facilitates entry into the communications marketplace by making numbering resources available on an efficient, timely basis to communications service providers.

•	Does not unduly favor or disfavor any particular industry segment or group of consumers.

•	Does not unduly favor one technology over another.

•	Gives consumers easy access to the public switched telephone network.

•	Ensures that the interests of all NANP member countries are addressed fairly and efficiently, fostering continued integration of the NANP across NANP member countries.
2.5.3 Industry Activities
The industry develops number administration guidelines for the United States based on industry consensus and regulatory direction. The Industry Numbering Committee (INC), operating under the auspices of the Alliance for Telecommunications Industry Solutions (ATIS), is the industry forum established to develop such guidelines. The mission of the INC is to provide a forum to address and resolve industry-wide technical issues associated with the planning, administration, allocation, assignment and use of numbering resources and related dialing considerations for public telecommunications within the NANP area.
INC guidelines incorporate FCC requirements with technical and operational principals. The guidelines also recognize the existence of specific regulations in states where FCC-delegated authority has been granted.
Industry guidelines and regulatory directives are subject to change throughout the PA’s Term of Administration.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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The PA shall administer numbering resources in accordance with the guidelines and properly executed regulatory directives which take precedence over industry guidelines.
2.5.4 Modification of Guidelines
The PA shall participate in the development and modification of guidelines and procedures, which may or may not affect the performance of the PA functions. These changes may come from regulatory directives and/or industry-initiated modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The PA shall implement any changes determined to be consistent with regulatory directives.
The PA shall:
•	Provide, in real time, technical guidance to ensure processes and procedures are effective in meeting the goals of the change.

•	Provide issues and contributions, and be prepared to discuss at INC meetings how the proposed change promotes numbering policy and/or benefits the NANP and how the change will affect the PA’s duties, obligations and accountability.

•	Assess and share in real time (i.e., during discussion) the cost implications and administrative impact of the change upon the PA’s duties and responsibilities in sufficient detail as needed by the INC.
When the INC places any changes to its guidelines in final closure, the PA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the NANC and the FCC within 15 calendar days. The PA shall post changes in procedures on its web site prior to the change taking effect.
Specifically, the PA shall:
•	Notify all interested parties when guidelines have changed.

•	Interpret guideline changes and impact upon processes.

•	Identify implementation date or effective date.

•	Provide notification of new forms or tools that may be required.

•	Identify a Single Point of Contact (SPOC) within the PA to answer questions.
The NANC shall be consulted at the FCC’s discretion regarding the suggested implementation date to determine the likely impact on service provider processes and systems (i.e., whether it would be unduly burdensome or would unfairly disadvantage any service provider or group of service providers per the PA’s

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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obligations and NANP administrative principles). The PA shall also seek input on implementation dates from service providers that log in to PAS and vendors that interface with PAS.
2.6 Reserved
2.7 Reserved
2.8 Requests for Pooling Information
The contractor shall, upon request, provide information and answer questions regarding thousands-block number pooling administration processes, procedures, interfaces, and services within one business day. The contractor shall, upon request, provide new entrants and all other SPs with assistance in understanding how to implement the procedures and processes used by applicants to obtain and maintain numbering resources, report utilization and all other obligations required to be conducted by resource assignees.
2.8.1 Referrals
In addition, the contractor shall provide, within one hour of receipt of a request, information on how to obtain documents related to pooling, including guidelines, by either referring the requestor to web sites where the information is available or by providing electronic copies of the information via e-mail to the requestor.
2.9 Dispute Resolution
Disputes may arise within industry numbering activities and the contractor shall participate in dispute resolution by providing guidance and/or historical data.
2.9.1 Responsibilities
The contractor shall, in all cases, follow the FCC rules and pooling guidelines that are in effect at the time that the dispute arises.
The contractor shall be responsible for expenses that are incurred in achieving compliance with any law, regulation, audit or contract requirements.
2.9.2 Sources of Dispute
These disputes could arise from a variety of sources including the performance of the NANP activities, from industry forum activities, from conflicting government or regulatory policy directives or directly from the FCC.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.9.3 Involvement
The extent to which the contractor is involved in the resolution of disputes shall depend on the nature and origin of the dispute.
2.9.4 Process
If a performance problem is identified by a telecommunications industry participant, the contractor shall notify the FCC and the NANC or its designated oversight committee, of the problem within one business day. The contractor shall investigate the problem and report back within a period of not more than 10 business days from the date of the complaint, to the FCC, the NANC and to the telecommunications industry participant on the results of such investigation and any corrective action taken or recommended to be taken.
2.9.5 Corrective Action
The contractor, in coordination with the FCC, shall take any necessary corrective action within 30 calendar days of the complaint.
2.10 Audits
2.10.1 Audits in General
In the performance of its numbering administration duties and in meeting its responsibilities, the contractor may encounter situations that alert it to possible carrier noncompliance with FCC rules and orders or the industry guidelines that it believes warrants the need for an audit.
In these situations, the contractor shall document its observations and forward relevant information, which contains the details of the possible infraction, to the FCC or FCC-designated auditor for disposition.
2.10.2 Audits of Service Providers
The contractor shall provide specific data to the FCC or FCC-designated auditor in order to facilitate the audit of a service provider.
The contractor shall describe the process to be used to assist the auditor, if requested.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.10.3 Guideline Compliance Issues
The contractor may encounter a service provider, the LERG or the NANPA/NPAC that is not in compliance with FCC rules or orders or industry guidelines.
When a noncompliance situation is suspected, the contractor shall, prior to fulfilling an assignment request, request additional service provider information from other administrators, including the NANPA and/or the applicant or from other sources as necessary to determine if the service provider is compliant with industry guidelines and regulatory rules and directives. The contractor shall evaluate the information and document its determination if the assignment request should be granted or denied.
2.10.4 Contractor Audit Obligations
Note that the contractor has “service provider compliance verification obligations” in the same respect as does the NANPA. This means that they shall fulfill these obligations in a non-discriminatory fashion in connection with a service provider’s application for resources and, if necessary, verify compliance prior to fulfilling any block application request.
2.10.5 FCC-Designated Auditor
To facilitate the auditing of carrier compliance with FCC rules and orders and industry guidelines, the contractor shall provide access to the FCC-designated Auditor and/or the FCC or its designees to:
•	Contractor’s staff

•	Books and records and supporting documentation as requested by the FCC or FCC-designated auditor.
2.10.6 Office Facilities
For a reasonable period of time, the contractor shall provide to the FCC-designated auditor office space, office furnishings, telephone and facsimile service, utilities, office-related equipment, and duplicating services that FCC-designated auditors may require to perform audits.
2.10.7 Additional Obligations
The contractor is subject to the audits and records provisions in Section I of the solicitation.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.11 Data Security
Because of the proprietary and/or sensitive nature of some information that may be sent to the contractor, proper security measures shall be taken.
The contractor shall provide proposed pooling administration security measures. These measures shall be in conformance with Appendix B, Reference 16, FCC Computer Security Program (FCC INST 1479.2).
The contractor is additionally subject to the security provisions in Section H.
2.11.1 Secure Work Area
This includes the establishment of a secured work area with limited access and secured record retention practices.
2.11.2 Secure Systems
In addition, appropriate security shall be provided for any and all computer systems that contain number pooling assignment information and proprietary applicant information, including any system that is connected to any telecommunications network.
2.12 Reserved
2.12.1 Reserved
2.13 Number Portability Administration Center with Assigned States
The following list identifies each of the number portability NPAC regions. The list also contains the states that are associated with each of the seven NPAC regions in the United States. There is one Limited Liability Corporation (LLC) that manages the contractual relationship with the NPAC vendor, and it shall be contacted by the contractor to coordinate interfaces with the NPAC.
MID-ATLANTIC REGION: New Jersey, Pennsylvania, Maryland, Delaware, West Virginia, Virginia, District of Columbia
MIDWEST REGION: Illinois, Indiana, Ohio, Michigan, Wisconsin
SOUTHWEST REGION: Missouri, Oklahoma, Kansas, Texas, Arkansas
WEST COAST REGION: California, Nevada, Hawaii

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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WESTERN REGION: Washington, Oregon, Montana, Idaho, Utah, Arizona, Wyoming, Colorado, New Mexico, North Dakota, South Dakota, Nebraska, Minnesota, Iowa, Alaska
SOUTHEAST REGION: Kentucky, Tennessee, North Carolina, South Carolina, Louisiana, Mississippi, Alabama, Georgia, Florida, Puerto Rico
NORTHEAST REGION: Maine, New Hampshire, Vermont, Connecticut, Rhode Island, New York, Massachusetts
2.14 Industry Inventory Pool
The contractor shall be responsible for all activities associated with the industry inventory pool establishment and on-going maintenance.
The objective of the industry inventory pool shall be to maintain sufficient blocks of 1,000 numbers to ensure that all participating service providers’ requirements can be met.
2.14.1 Pool Inventory Level
The quantity of thousand blocks that need to be maintained in the inventory pool should be determined using the following criteria:
•	The anticipated assignment rate of thousand blocks from the inventory pool

•	No more than a six-month inventory level

•	The PA’s analysis on all forecasts filed for each rate area inventory pool
Specifically, the PA must ensure each rate area pool has sufficient quantity of blocks available for assignment to satisfy the anticipated demand. The anticipated demand shall be determined by the most recent aggregate NRUF demand and the PA’s analysis of forecast data. In between bi-annual NRUF submissions, the PA may adjust the inventory level if the actual pool supply of blocks appears to be insufficient, or if additional information is received, e.g., updated NRUFs.
2.15 Industry Inventory Pool Establishment Timeline
The contractor shall be responsible for developing the inventory pool implementation timeline in consultation with the industry. This timeline contains all the steps and dates that participating service providers shall be required to meet in order to implement thousands-block number pooling in a designated pooling rate area.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.15.1 Purpose
The timeline shall specifically define the rate areas that have not established thousands-block number pooling.
2.15.2 Activities
The timeline shall include the following activities:
•	Designation of the pooling rollout schedule 90 calendar days prior to the start of pooling in a rate area

•	First or Supplemental Implementation Meeting

•	Forecast Report Date

•	Block Protection Date

•	Block Identification Date

•	Date for completion of the industry inventory pool surplus or deficiency

•	Block donation date

•	Pool start and block allocation date

•	Accounting for all blocks with ten percent or less contamination.
2.15.3 Additional Details
Additional details regarding requirements for establishing the industry inventory pool can be found in Appendix B, Reference 2, Industry Numbering Committee (INC) TBPAG.
2.16 Block Assignments
Participating service providers shall submit application(s) for block assignment(s) to the contractor after the rate area inventory pool start date.
The contractor shall:
•	Accept, process, and verify the accuracy of all applications for thousands-blocks and CO Codes in accordance with regulatory requirements and industry guidelines.

•	Contact block/code applicant as necessary to gain clarification or additional information in order to process the application when first submitted.

•	Review entire application, identifying all errors and omissions when first submitted.

•	Provide information or location of tools and contacts to assist applicants in properly completing applications for new, change and disconnect requests.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.16.1 Application Submittals
Block applications shall be transmittable through the Pooling Administration System (PAS) which can be found on the vendor’s website, or via email.
In addition, the contractor shall be capable of supporting block application(s) by facsimile.
2.16.2 Block Application Supporting Data
Service providers are required to furnish Months to Exhaust (MTE) worksheets with each growth application. The contractor shall be responsible for assessing the block applicant’s application to verify that it meets all requirements in order to have a block(s) assigned.
At a minimum:
1. Block applicants shall be licensed or certified to operate in the rate area, and, if required, demonstrate that all applicable regulatory requirements have been met (e.g., facilities readiness criteria).
2. Block applicants shall submit Months to Exhaust (MTE) for telephone numbers (TNs) with growth block applications.
3. Block applicants shall all have filed a current NRUF for the associated requested rate area and/or NPA with the NANPA.
4. Block applicants shall be confirmed by the PA with the NANPA that the service provider is in good standing and that no known ineligibility conditions exist (or are under investigation) in the pooling area in which the service provider is seeking resources prior to assigning resources to that service provider.
2.16.3 Source
Applications shall be assigned from both contaminated (10% or less) and non-contaminated inventoried pooled blocks.

Contamination occurs when at least one telephone number within a donated thousand block is not available for assignment to customers of the block holder.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.16.4 Applicant Treatment
The contractor shall be responsible for ensuring that blocks are assigned in a fair and non-discriminatory manner. In addition, information requested from participating service providers should be kept to a minimum and should be uniform for all block applicants.
The contractor shall time-stamp all applications. All applications must be processed within 7 calendar days. If for any reason an application is suspended, the contractor shall detail the reasons for such suspension and provide the procedure for escalation to clear the suspension.
2.16.5 Inventory Pool
Block assignments shall be made from NPA-NXX codes assigned to a single rate area inventory pool. The inventory pool shall be comprised of a rate area boundary, which covers the same geographic area. Different geographic rate areas shall maintain separate inventory pools.
2.16.6 Rate Area Information
The contractor shall maintain a current listing of designated rate areas selected for pooling implementation. Therefore the pooling administration system shall be capable of implementing additional rate areas.
2.16.7 Required Assignment Processing
After the contractor has made a block assignment, the contractor shall enter the necessary information into the Business Integrated Rating and Routing Database System (BIRRDS) to allow the Service Provider (SP) to build the necessary block record(s) for LERG update.
The contractor’s ability to interface with the BIRRDS database is dependent upon completing arrangements with Telcordia Technologies.
The LERG and BIRRDS are registered trademarks of Telcordia Technologies.
2.16.8 Problem Resolution Assistance
The contractor shall also use these and all other records available to the PA to assist the NANPA, service providers and/or regulators in resolving some customer complaints as the result of call completion failures, misroutings and/or service outages. Although proprietary data cannot be disclosed to other parties, the PA will

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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provide all other information and referral contacts to requesting parties within a timeframe that is agreed upon between the PA and the requesting party based upon the urgency of the failure. The PA may be asked to contact and/or provide proprietary information to the owner of the information if for example, the only way to contact or view the proprietary information was by the PA contacting the party and asking them to call and/or cooperate with others who need information that they themselves can only provide for the purposes of resolving a failure.
2.16.9 Notification
The contractor shall notify the NPAC of all block assignments to ensure that the appropriate porting activity and industry notification occurs.
2.17 Management of the Pool Inventory
The contractor shall maintain a six-month inventory pool for each rate area in order to meet the forecasted resource needs of participating service providers.
2.17.1 Forecast
The contractor shall use service providers’ forecast data to size and manage each rate area pool and shall pass this data on to the NANPA.
Service providers participating in pooling shall submit forecasted demand semi-annually via the NRUF reporting procedures with the NANPA. NANPA will then forward the service providers’ aggregated forecast to the contractor via the interface with NANPA (see Section 2.20.1).
2.17.2 Data Request Dates
The NRUF data request shall be consistent with the NRUF reporting dates. The contractor shall request at least semi-annually from the NANPA number resource utilization and forecast NRUF data submitted by service providers pursuant to the FCC’s mandatory reporting requirement.
2.17. 3 Forecast Analysis
The contractor shall perform an analysis on all forecasts filed for each rate area inventory pool.
This analysis shall be used by the Pool Administrator to ensure that there are adequate blocks available to meet the expected applications from participating service providers in each rate area pool inventory.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.17.4 Reports
The contractor will provide aggregated block holder forecast data for each pool to the NANPA for consideration in NPA relief and NRUF reporting activities.
Regulatory authorities may request access to pool data.
2.18 Replenishment of the Pool Inventory
The contractor is responsible for monitoring each rate area pool and maintaining no more than a six-month supply of assignable thousands-blocks (industry level inventory) in each rate area pool. The aggregate SP forecast submitted during each NRUF cycle, combined with the PA’s analysis of the forecast, is to be used to determine the appropriate level.
When the contractor first realizes that the amount of inventory in each rate area pool may — in the future — fall below the project six month forecast, the contractor will begin the Replenishment Process in accordance with the INC TBPAG.
The contractor’s efforts will include — but not be limited to:
•	Send emails to SPs in the affected rate area pool and request voluntary donations
•	Check with SPs who have a forecast on file for the affected rate area to see if one is qualified to become a LERG Assignee — provided the aggregated demand for blocks in the pool meets the MTE/utilization requirements.
2.19 Resource Reclamation
The contractor shall be responsible for initiating the reclamation of assigned blocks that have not met the required criteria to retain the assigned block.
2.19. 1 Criteria for Reclamation
Specific criteria for block reclamation can be found in the INC guidelines (Appendix B, Reference 2, Industry Numbering Committee (INC) TBPAG).
2.19. 2 Administrative Responsibilities
At a minimum, the contractor shall be responsible for:
•	Applying the criteria to any blocks subject to reclamation

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•	Clarifying any alleged non-use or misuse of an assigned block

•	Notifying the service provider that a block is subject to reclamation using the form in Appendix B, Reference 2, TBPAG, Attachment 5/Part 5, and that the block will be available shortly for reassignment

•	Entering disconnect information into BIRRDS.

•	Notification to the NPAC

•	Reserved

•	If appropriate, notify and coordinate reclamation efforts with the NANPA and appropriate regulatory bodies.
2.20 Interfaces with Service Providers, NANPA, NPAC Vendor, BIRRDS/LERG Vendor, Regulatory Agencies, and the Media
The contractor shall interact with the NANPA, the NPAC vendor, the LERG vendor, and with each service provider participating in thousands-block number pooling. The contractor also shall also interact with the news media, as well as state and federal regulatory bodies concerned with numbering matters. These interfaces are depicted in Figure 1.
Information and data shared with the news media shall be factual and previously made known to the industry, and regulators prior to disclosure.
Refer to Appendix C for current contact information for the NANPA, NPAC and BIRRDS/LERG vendors.
The contractor shall provide the following constituency interfaces:

Constituent	Interface
Service providers NPAC Vendor NANPA BIRRDS/LERG Vendor Regulatory agencies Media & general public	Web, email, facsimile Email, facsimile Email, facsimile, mechanized interface Web, dial-up, email Web, email, facsimile Web, email, facsimile
More detailed discussion of the duties and interactions with other constituents can be found elsewhere in this document (Appendix B, Reference 2, Industry Numbering Committee (INC) TBPAG.)

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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The arrows depict the Pooling Administrator’s data flow arrangements.
Figure 1. Thousands-Block Pooling Interface Arrangements
2.20.1 Interface with NANPA
The interface will be between the PAS and NAS (See Section 3.1.5 for specific transitions this interface must provide). The interface will be used to forward service providers’ NXX requests (and those made at the behest of the contractor) to NANPA, to receive NXX assignments consequently made by the NANPA, and to receive from NANPA the NRUF forecasting and utilization data for each pooled rate area based on information submitted by each pool participant.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.20.2 Interface with the BIRRDS/LERG Vendor
The contractor shall have access to BIRRDS to perform its administrative functions. The BIRRDS’ interface shall be web or dial-up modem access. The interface shall be used to enter data into the BIRRDS for pooled block assignments. (The LERG is the output product of data entered into BIRRDS.) This interface shall also be used to view NPA-XXX-X data, as needed. The contractor shall make arrangements directly with Telcordia for BIRRDS access and to also obtain the LERG.
2.20.3 Interface with the NPAC Vendor
The NPAC vendor interface shall be email, or any other interface which the contractor and NPAC Vendor shall agree upon and obtain approval on from the FCC. The interface shall be used to notify the NPAC vendor about blocks that are being assigned, and to receive acknowledgement from the NPAC vendor that the block assignment information has been received. It shall also be used to receive notification from the NPAC vendor that it has broadcast the block assignment data.
2.20.4 Interface with Service Providers
This interface shall have several forms. One interface shall be the same as the service provider/NANPA interface; it shall be used to receive NXX code requests and to send NXX assignments in a relay between the NANPA and a service provider.
Any or all of the following interfaces may also be necessary, depending on the particular service provider with which interaction is taking place and thus shall be made available: web, email, and facsimile. For example, these interfaces would be used to receive block requests and block donations from the service provider, to send block assignments and requests for block recovery, to notify the service provider when it is to be a pooled NXX code holder or that a pooling related LERG update is completed.
See Figure 2 for the thousands-block application process.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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Figure 2. Thousands-Block Applications Process (Notational)
2.20.5 Interface with Regulatory Agencies
This interface shall be by web, email, voice, facsimile or U.S. mail. For example, the interface may be used to provide a regulator aggregated forecast and utilization data for a pooled area.
The contractor may also be called upon to testify in regulatory hearings. In these cases the contractor shall ensure that their testimony is specific to the scope and requirements of this contract.
2.20.6 Interface with the Media
The contractor shall prepare press releases and speak to the public in matters relating to thousands-block number pooling upon coordination with the FCC (as defined in Section H). This shall include the creation and maintenance of a publicly available web site for this purpose. This requires that the contractor retain personnel with public relations skills (e.g., the ability to explain complex number pooling issues to the media and the public consistent with industry positions on numbering issues).

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.21 Reports
The contractor shall provide a monthly report to the FCC on thousands-block pooling assignments. The report shall include for each rate center and NPA the number of assignments completed, the number of applications suspended in excess of 7 calendar days, the number of denials and the percentage of suspended applications.
The contractor shall provide semi-annual reports to the FCC and the NANPA on the status of each rate area inventory pool. These reports shall include explanations for rate areas where there are no numbering resources in the inventory pools. These reports shall coincide with the NRUF reporting dates and shall contain sufficient forecast and utilization information for the FCC and the NANPA.
The contractor may also be called upon to produce aggregated NPA rate area pool status reports for various state and federal regulatory agencies.
2.21. 1 Annual Report
The contractor shall provide an Annual Report that shall be published annually to report on the status of pooling and pooling administration. The annual report shall also be reviewed during the NANC annual performance review process.
The annual report shall contain at a minimum, but not be limited to:
•	Brief Description of the PA

•	Highlights/significant milestones reached during previous year

•	Identification of existing and potential pooling areas

•	Aggregated total by pool of the service providers participating in the pooled area

•	Forecast results, as well as a review of forecasts vs. actual block activation in the past

•	System and performance metrics

•	Status of required transferable property

•	Industry issue identification/feedback

•	Volume of reports produced aggregated by regulatory agency, NANC, NANPA, and service providers

•	Additional informational offerings.
The Annual Report shall also be made available on the PA web site.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.21. 2 Pooling Matrices Report
The contractor shall be required to complete a pooling matrices report that contains pooling information to be used in assessing the status of pooling by NPA/Rate Area. An illustration of such a matrix is included in Appendix D. This form and its content are subject to change and shall be completed by the contractor quarterly and forwarded to the FCC.
2.21. 3 Report and Document Distribution
Requested information and reports for external distribution shall be distributed within one business day after receipt of the request). The pooling administration system shall be capable of quick processing of raw data into report format to ensure timely disbursement.
2.22 Performance Measurements (Also see Required Performance Metrics in 5.0)
There are several ways that performance will be measured. Each derives input from different sources and, therefore, no single item should be considered of greater or lesser value than the others.
2.22.1 Assessment Period
On at least an annual basis, the FCC or its designee shall formally assess the performance of the contractor.
2.22. 2 Remedial Action
The contractor shall be required to implement any remedial action to correct any identified performance problems within 30 calendar days.
2.22.3 Pooling Administration Quality Assurance (QA)
The performance monitoring process shall include, but not be limited to, internal, documented performance monitoring mechanisms to be developed and implemented by the contractor and made available to the industry through the FCC. The contractor’s QA plan, required following contract award, shall follow the format, where applicable, of Appendix B, Reference 21, IEEE Standard for Software Quality Assurance Plans.
The contractor is required to have its representative(s) participate in a monthly call with the NANC or its designated oversight working group. The primary activities will

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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be to review (1) quality assurance performance monitoring metrics and measurements, (2) complaints, (3) new developments impacting the availability of resources (4) FCC and/or NANC reports formats and contents and (5) corrective action plans to resolve deficiencies in performance and/or complaints.
2.22.4 Contractor Performance Metrics
The following metrics are important to the industry and also ensure parity between requirements for the contractor and similar functions performed by other contractors for number administration. This information shall be posted on the vendor web site because it does not contain any proprietary confidential statistics.
2.22.4.1 Trouble Tickets/Outages
•	Quantity Filed — Opened
•	Quantity Resolved — Closed
•	Quantity Due to SP Deficiency/Misunderstanding
•	Quantity Opened Due to PA Deficiency
•	Quantity Opened by SPs related to System Performance

•	Quantity Under Corrective Action Older than 30 calendar days.

•	Quantity due to User problem with accessing information
•	Due to Web Site

•	Due to Pooling System

•	Due to Contractor ISP
•	Total quantity of trouble tickets opened and closed for the month, with both the actual open time for each ticket and the average open time for all tickets.
•	Quantity of System Outages Notifications to all participants and regulatory agencies
2.22.4.2 Change Order and PAS Notifications
•	Changes initiated or modified Requiring Functional Impact Analysis
•	numbering resource plans administrative directives

•	assignment guidelines
•	Written Notice of Changes Summarizing Potential Impact upon Service and Cost to be sent to Contracting Officer

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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2.22.4.3 Communications
•	Phone Calls
•	Received

•	Not Returned by Next Business Day
•	General inquiries or questions made outside the normal business hours Not Returned by Next Business Day
2.22.4.4 Forecasting data on a per-state basis
•	Quantity of Rate Center Pools
•	Quantity of NXXs Applied for by SPs for Pool Replenishment
•	Quantity of Rate Centers with Less than a 6-month supply
2.22. 4.5 Reporting
•	Annual Report
•	Quarterly Pooling metrics report
•	Bi-annual Forecasted demand report.
•	Rate area inventory pool report.
•	Pooling matrices report.
•	Monthly report to the FCC on thousands-block pooling assignments.
•	Monthly report to the FCC on system performance.
•	Monthly report to the FCC on staffing.
•	Provide ad hoc reports as requested.
2.22.4.6 Application Processing on a monthly basis
•	Total applications processed
•	# of applications not processed in 7 calendar days
•	# of block assignments made
•	# of change requests to existing blocks
•	# of requests to cancel
•	# of block disconnect requests
•	# of block requests denied
•	# of blocks reclaimed
•	# of block reservation requests
2.22.4.7 Reserved
2.22.4.8 Reserved

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
2.22.5 Events
Monitoring of contractor performance shall include performance of tasks in accordance with performance measurements established in this Requirements Document and any associated numbering resource assignment guidelines established by the INC and appropriate regulatory bodies.
2.22.6 Additional Input
The annual assessment process shall not preclude telecommunications industry participants from identifying performance problems to the contractor and the FCC as they occur, and from seeking resolution of such performance problems in an expeditious manner.
2.23 p-ANI Administration Requirements
The contractor shall serve as the interim Routing Number Authority (RNA) for pseudo Automatic Number Identification (p-ANI) codes used for routing emergency calls. A p-ANI code is a number, consisting of the same number of digits as Automatic Number Identification (ANI),that is not a North American Numbering Plan telephone directory number and may be used in place of an ANI to convey special meaning to the selective router, public safety answering point, and other elements of the 911 system. The contractor must perform the p-ANI administration function in accordance with the North American Numbering Council’s (NANC’s) Revised Interim Guidelines for p-ANI administration (See Appendix E), dated December 5, 2005, as modified in accordance with the following:
Section 3.3 of the Interim Guidelines states that Part 52 of the FCC’s rules (which governs numbering) does not apply to p-ANI except as provided in the Interim Guidelines. The contractor shall not follow this section. Until the Commission determines that Part 52 does not apply to p-ANI or makes some other ruling on the topic, the contractor is required to operate consistently with the requirements of Part 52. Accordingly, an entity seeking p-ANI codes from the contractor must have appropriate authority to access numbering resources in general. The entity must be licensed or certified by the FCC or a state commission to operate as a telecommunications carrier and must provide the contractor with evidence of such authority. Thus “Eligible Users” as defined in the Interim Guidelines, shall be no broader than indicated in this paragraph. Furthermore, the contractor may assign p-ANI codes to VoIP service providers that can provide such evidence of carrier status as well as to carriers that provide wholesale 911 related services to VoIP service providers.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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The contractor shall serve as the interim RNA until such time as a permanent p-ANI solution is in place. At that time, the interim RNA will become the permanent RNA and will perform the p-ANI administration function in accordance with permanent guidelines adopted by the NANC and approved by the Commission.
Section 3
Pooling System Requirements
3.1 Description
The contractor shall either build and maintain a pooling administration system (PAS), or use and maintain the current PAS, which will be transitioned to the contractor. This system shall include appropriate security measures for confidential data and accessibility for all service providers to their own information through an appropriately secured mechanism. These security measures shall be described in the contractor’s Security Plan.
The Pooling Administration system shall include:
•	All thousand blocks contained in each industry inventory pool
•	Block assignment and contamination status
•	Whom Blocks are allocated to
•	All rate areas per NPA
•	Local and NPA specific dialing requirements
•	Reclamation processing
•	User Profiles and electronic signature verification
•	Electronic application and document tracking.
3.1.1 Confidential Treatment
Per Appendix B, Reference 2, Industry Numbering Committee (INC) Thousand Block (NXX-X) Pooling Guidelines, service provider specific data submitted to the contractor shall be treated as confidential.
Any data published by the contractor shall be aggregated for presentation.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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3.1.2 Data Integrity
Furthermore, the contractor shall ensure that data/information shared publicly is factual in nature and findings and their underlying assumptions that are unexpected or significant are first reported to regulatory authorities and the NANC prior to public disclosure.
3.1.3 Automated Data Filing Capabilities
The contractor shall support legacy data filing protocols between service providers and the PA.
Except as noted, the pooling administration system shall offer a web interface and allow for automated data input for thousand block/full NXX applications and other data needed for the processing of SP applications.
This automated capability shall permit service providers to forward pooled application data for the following forms from Appendix B:
Reference 2, INC TBPAG
•	Attachment 1/Part 1A, including General Application Information
•	The Part 1A will include a section for remarks/comments so that an SP can include any pertinent information that is not listed anywhere else on the form.
•	Any Block Transfer request will have the Attachment 2/Part 1B available online for the SP to complete with the transfer request.
•	Any request for a full NXX does not need to have the Attachment 2/Part 1B associated with the request since no Location Routing Number (LRN) is needed for a full NXX.
•	Attachment 2/Part 1B — NPAC Block Holder Data
•	Attachment 4/Part 4 — Confirmation of NXX-X Block In Service
•	Appendix 1 Thousand Block Forecast Report
•	Appendix 2 Thousand Block Donation Report
•	Appendix 3 Thousand Block Months to Exhaust (MTE) Certification Worksheets — TN Level (MTE for TN) Worksheet
•	Appendix 4 Thousand Block Number Pooling Months to Exhaust (MTE) Certification — 1000 Block Level (MTE for Block) Worksheet
Reference 7, INC COCAG
•	Part 1 — Request for NXX Code Assignment
•	Part 3 — Administrator’s Response/Confirmation

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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•	Part 4 PA — Confirmation of Code In Service (Submitted by the Pooling Administrator)
3.1.4 Automated Data Output Capabilities
The contractor shall accommodate automated data output via File Transfer Protocol (FTP) to service providers when transmitting data from Appendix B, Reference 2, INC TBPAG, Attachment 3/Part 3, and other industry forms/data or reports.
The contractor shall ensure that the system is capable of the following items:
•	Denied requests will generate a Part 3 with all of the information pertaining to the specific request listed and the reason for the denial in the remarks field of the Part 3.

•	OCN names are current as published in the LERG. This will ensure that any changes due to merger/acquisition are reflected in the system automatically. SPs will not have to notify the PA of the changes.

•	All request information is viewable on the screen when the SP is submitting a request (e.g.. fields should allow for all characters to be viewed on the working screen)..

•	Give SPs the option of requesting different effective dates on various blocks of a multiple block submission. This will help SPs when the Part 4s are due.

•	For system generated emails on block submissions, include the PAS Tracking Number as part of the subject line. This will help SPs identify which request the email pertains to.
3.1.5 Mechanized Interface with NANPA
The contractor will work with the NANPA to establish within six months from the beginning of the term of this contract, a functional mechanized interface between the two administration systems, PAS & the NANP Administration System (NAS), that allows for the passing of information between the two administration systems and where appropriate, from SPs to the NANPA via the PA administration system and vice versa.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
The interface shall at a minimum provide individually for each of the following transactions:
•	non-pooled NXXs in pooling areas

•	LRN/LERG Assignee

•	NXX Voluntary Return/Abandoned Code Reassignment

•	Part 3

•	Part 4

•	NRUF “pooling” Forecast

•	Aggregate pool MTE/Util

•	Red Light Rule daily listing

•	SP status and eligibility to be assigned resources

•	LRN Forecast

•	full NXX applications (see Section 3.1.3, Reference 3 above),

•	receipt by the PA of the NANPA Part 3 for full NXX assignments in pooling,

•	SP forecast information provide to NANPA via the NRUF process,

•	receipt by the PA of the “Red Light Rule” listing on a daily basis,

•	PA forecast assessments, etc.
3.1.6 Alternative Data Capabilities
The contractor shall support fax and email submissions related to thousands-block documentation (e.g., applications, forecast reports, etc.).
3.2 Characteristics
The pooling administration system shall utilize electronic commerce type functionality.
The system shall allow efficient user interaction and file transfer.
3.3 System Reliability, Availability, Capacity, and Performance
The pooling administration system shall possess high reliability and allow for economical and efficient system expansion.
The pooling system shall, at a minimum, adhere to the following availability and reliability requirements:
•	Available 24 hours, 7 days a week

•	Availability shall meet or exceed 99.9% of scheduled up time

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
•	Unscheduled maintenance downtime per any 12-month interval shall be less than nine (9) hours

•	The mean time to repair (MTTR) for all unscheduled downtime per any 12-month interval shall be less than one hour during core business hours and 4 hours for non-core business hours

•	Scheduled maintenance downtime per 12-month interval shall be less than 24 hours.
The pooling administration system design shall, at a minimum, provide:
•	Hardware fault tolerance that shall be transparent to users

•	Duplexing of all major hardware components for continuous operation in the event of system hardware failure including loss of AC power up to eight hours

•	If the system becomes unavailable for normal operations due to any reason, including both scheduled and nonscheduled maintenance, service providers shall be notified of the system unavailability

•	Whenever possible, the notification shall be made via email— except for the mechanized interface with NANPA which will be system to system as necessary. When this is not possible, the contractor shall notify users via facsimile broadcast.
3.3.1 Reserved
3.4 System Location
The physical location of the pooling administration system facility shall be at the discretion of the contractor. The only limitation is that the facility shall be within the continental United States (CONUS).
3.5 System Facility
3.5.1 Facility Characteristics
If the pooling administration system is located within a larger facility, space allocated to the system shall have the following characteristics:
•	Be dedicated entirely for pooling use

•	Be a distinguishable area, separate from other parts of the facility by use of secure access points

•	Be contiguous space so that all pooling administration system personnel are physically located within the same secure area

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
•	Provide sufficient backup power to maintain operation through electrical outages of at least eight hours.
3.5.2 Facility Planning
The facility specification shall include square footage and work space layouts for each pooling administration system staff member.
3.5.3 Reserved
3.6 System Maintenance
The details of a proposed system maintenance schedule will be provided in the contractor’s Maintenance Plan.
3.7 System Security
The contractor shall maintain and enforce physical security procedures that conform to the requirement to maintain confidential and proprietary information.
The details will be provided in the contractor’s Security Plan.
3.8 System Inspection
The FCC, with or without notice to the contractor, shall have the right to make visits to the pooling system to review safety/security requirements.
If any safety and physical security procedures related to the pooling administration system do not comply with those specified, the contractor shall correct such noncompliance within 10 business days. Failure to correct such deficiencies may result in termination of the contract.
The contractor shall: (i) implement corrective measures, and (ii) give notice of such implementation to the FCC and the FCC may make one or more follow-up visits to the affected data center, as necessary, to confirm the deficiency has been rectified. The FCC’s rights under this paragraph shall not in any way limit the FCC’s to visit the data center for reasons other than a safety/security visit.
The system inspection shall include, but not be limited to, sub-contractor facilities, telecommuting employees of the contractor or subcontractor(s), contractor or subcontractor maintenance organizations or individuals on traveling status with access to the contractor’s pooling system.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
3.9 Web Site
The pooling administration system shall contain a web support design that simulates the design of the user profile, block application and forecast data reporting forms contained in Appendix B, Reference 2, INC TBPAG.
The web site shall contain help information consisting of, at a minimum, the following: application-specific help information, pooling Frequently Asked Questions (FAQs), and an email link to the contractor as well as contact information (including telephone numbers) for all appropriate staff members.
3.9.1 Availability and Access
The web site shall be available 24 hours per day, 7 days a week.
The web site shall be able to support up to 600 simultaneous users with an average holding time of 0.5 hours.
3.9.2 System Responsiveness
Rapid response shall be required when accessing the web site. The contractor shall provide a system such that a 56 KBPS modem-equipped user will be able to view the complete home page in less than 8 seconds 95% of the time over any 12 month period.
If a user is experiencing greater than 12 seconds to view the complete home page, the contractor system shall have the capability to sense this condition. The contractor shall open a trouble ticket to investigate whether the problem is between the web site and the Internet Service Provider (ISP) or is in the pooling system. If the user reports to the help desk a problem with accessing information on either the web site or the pooling system, a trouble ticket shall be initiated to determine if an “out of service” condition exists.
3.9.3 Out-of-Service
The pooling administration system and the associated web site shall be operational 99.9% of the time over any 12-month period, excluding scheduled maintenance. The contractor’s inability to deliver services to this level shall be deemed “out of service.” This figure excludes problems due to the customer’s network or equipment.
If any “out of service” condition exists cumulatively for 2 hours (or more) in any 24-hour period, as evidenced by a user trouble report to the contractor, the contractor

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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shall provide an out-of-service credit to the FCC in an amount equal to 1/30th of the previous month’s charge for the month in which the outage occurred.
All scheduled maintenance activities shall occur during non-core business hours, shall require prior approval of the FCC, and shall not exceed a four-hour period unless approved by the FCC.
The contractor system shall be capable of pinging its ISP(s) every five seconds to confirm that the round-trip latency is less than or equal to 10 milliseconds. If the latency is greater than 10 milliseconds, the connectivity between the web site and ISP(s) shall be considered out of service and a trouble ticket opened.
3.9.4 Out-of-Service Notification
The contractor shall be the point of contact for system recovery. The contractor shall be capable of distributing system status and outage reports to all registered users.
All scheduled maintenance activities shall be approved in advance by the FCC prior to commencing the activity. Once the FCC has approved the scheduled maintenance activity, the contractor shall provide notification to all registered users as to when the activity will begin and end, as well as the impact on the users. In addition, the contractor shall notify and report to all pool participants and regulatory agencies of an unscheduled system shutdown or failure.
3.9.5 Updates
The web site shall contain current information. The rate area inventory pool information should have no greater delay than 15 minutes between assignments and web site posting of updates.
3.9.6 Web Site Help
The pooling administration web site shall contain help screens consisting of, at a minimum, the following: pooling FAQs, search capability, an email link, and contact telephone number(s) for the help desk, voice and facsimile.
3.9.7 Support and Maintenance
The contractor shall maintain a web site with application-specific, help information that is constantly being improved, added to, and updated. This knowledge base and other pooling FAQs content for each web application shall be updated at least weekly.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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3.10 Reserved
3.11 System Report Administration
The pooling administration system shall be capable of generating and distributing reports to all requesting users who are entitled to receive reports. The full set of reports will be described in the contractor’s Management Reporting Plan.
3.11.1 System Reports
The system shall be capable of producing the following reports with flexible search functionality (i.e., independently by OCN, State, NPA or any combination of these data elements):
•	Donated Block Report — detailing what an SP has donated to pooling. Details will include NPA-NXX-X, status, rate area, SP name, contaminated? (Y or N), Active and Portable? (Y or N), AOCN, Switch CLLI and the effective date of the donation.
•	Part 1A Report — detailing block submissions including state, PAS Tracking Number, type of request, OCN, submission date, Part 3 issue date, disposition, and the NPA-NXX-X assigned.
•	Part 4 Submitted Report — detailing what blocks (NPA-NXX-X) have been put in service by an SP. The details will include the PAS Tracking Number, the NPA-NXX-X assigned, disposition, the effective date, the in service date, OCN and rate area.

•	Assignments Needing Part 4 Report — detailing what blocks (NPA-NXX-X) have not been put into service by an SP. The details will include the PAS Tracking Number, the NPA-NXX-X assigned, OCN, Part 4 due date, effective date.
3.11.2 System Report Validation
The system shall validate the accuracy of report contents prior to any distribution.
3.11.3 Help Desk
The contractor shall provide a help desk with a toll free phone number to assist with interpretation of any system problem.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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The contractor shall: (1) report problems with the web site, facsimile, voice mail or email; for each problem the help desk will open a trouble ticket; (2) receive and transmit trouble tickets concerning communications problems with NANPA, NPAC vendor or the LERG vendor; (3) require that each trouble ticket be time stamped with a minute accuracy and stored for recall for up to two years; (4) require that once a trouble ticket is closed, the originator of the trouble ticket shall be notified of disposition of the problem; (5) summarize the quantity and type of trouble tickets opened and closed during the year in the annual report; (6) require the help desk to assist customers to fill out applications or reports or to gain access to other authorized FCC or industry information; (7) require that if out-of-service conditions exists, the time stamped on the trouble ticket shall be used as the time for the start of the out-of-service period; when the out-of-service condition has been cleared and the originator of the trouble ticket notified, the time stamped on the last update of the trouble ticket shall be used as the end of the out-of-service period.
3.11.4 Report Distribution
Reports generated by the pooling administration system shall be capable of being distributed and updated in a timely manner using an electronic mechanism so that distribution and any necessary notifications are automatic. This distribution system shall also support and maintain an exploder list that provides automatic signup for notification distribution.
Reports shall be distributed by paper and facsimile when requested.
3.12 System Testing
The pooling administration system shall participate in any pooling test deemed appropriate by the FCC to ensure the efficacy of the national pooling guidelines, any standards that are referenced or cited in any of the documents in Section 1.2 of this document or any standards that are offered in contractor’s proposal. For example: Internet Engineering Task Force (IETF) interface standards for IP, or numbering plan standards, like ITU E.164.
The testing will ensure the efficacy of the uniform pooling resource guidelines, interfaces and standards. The contractor shall develop and implement a System Acceptance Plan following the format, where applicable, of Appendix B, Reference 23, IEEE Standard for Software Test Documentation.
3.12.1 System Test Plan
Prior to full pooling administration system implementation and turn up, the contractor shall provide testing of the pooling administration system in anticipation of the

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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system acceptance test. This testing shall contain a timeline and specific pooling administration system elements to be tested.
3.12.2 System Test Results
Upon completion of the pooling administration system acceptance test, the contractor shall inform the FCC of the results.
3.13 System Acceptance
Final approval of the system shall be dependent on successful execution of the System Acceptance Plan, which shall include a System Test Plan. The System Acceptance Plan shall be successfully completed within 90 calendar days of the contract award.
3.14 System Processing Acknowledgement
The pooling administration system shall be capable of generating an acknowledgement to the submitter with a 56 KBPS modem within 8 seconds 95% of the time over any 12 month period when a block application or other document and report has been submitted.
3.15 User Logon System
Upon receipt of an approved request form, the system shall be able to support access to certain pooling administration system data with a unique logon ID and password.
3.15.1 Logon System Access
Formal access shall be initiated upon receipt of a completed logon ID request form having the proper signature approvals from the requesting organization.
3.15.2 Logon System Approval
After access approval, the contractor shall assign a unique logon ID and password to the user.
3.15.3 Logon System Security Level
The user’s security requirement sets the correct level of record access and system capabilities. For forms and reports requiring an applicant signature, a valid logon ID and password shall be considered tantamount to an applicant signature. (For

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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facsimile submissions, actual signed documents must be submitted in parallel by U.S. mail.)
3.15.4 Reserved
3.15.5 Logon System Problems
Users experiencing problems in obtaining a logon ID shall contact the contractor for resolution. The contractor shall attempt to resolve all problems in real time.
3.15.6 User Access Permission Classes
The contractor, using the pooling administration system, shall be responsible for assigning new users the appropriate security permission class. The contractor shall exercise appropriate control over access to all records, and ensure that users are only allowed access to the appropriate data.
A system that establishes various classes of user access shall be developed by the contractor.
3.15.7 User Functionality
An authorized user shall be able to invoke, at a minimum, the following functionality to query the data contained in and data submitted to the pooling administration system:
•	Rate area pool inventory data — Users shall be able to query data by Rate area only, NPA only, or both Rate area and NPA. These data queries shall allow the user to specify assigned blocks only, available blocks only, or both assigned and available blocks.

•	Block applications — Forms shall be available. Users shall be permitted to save partially completed applications, which will be accessible during future system log-ins.

•	Block reservations — Users shall be able to reserve block(s) pending regulatory approval of “safety valve” requests.

•	Previously filed application materials pertaining to the specific user — Users shall have the ability to modify a pending request, provided the PA has not starting processing the request.

•	System email responses to application requests shall clearly identify the response, and not contain generic “subject lines”.

•	User profiles shall provide the ability for users to specify “carbon copies” on system responses to multiple users.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
•	Users shall be able to retrieve data on a read only basis, but shall have the ability to download query report data to Excel spreadsheets.
3.15.8 Reserved
3.16 Unauthorized System Access
In the event contractor becomes aware of an unauthorized access to the Pooling Administration System, or user data, the contractor shall immediately: (i) notify the FCC and the applicable user(s) by email; (ii) investigate the unauthorized access; and (iii) subject to reasonable access, security, and confidentiality requirements, provide the FCC, users, and their respective designees with reasonable access to all resources and information in the contractor’s possession as may be necessary to investigate the unauthorized access.
The FCC shall have the right to conduct and control any investigation relating to unauthorized access as it determines is appropriate.
3.16.1 Data Security
Complete information describing the security mechanisms used to prevent unauthorized access to its computers and telecommunications equipment, including internal polices, procedures, training, hardware and software, etc., will be furnished in the contractor’s Security Plan.
3.17 System Disaster Recovery
A disaster recovery process shall be developed to restore the pooling administration system within two business days.
A detailed Disaster/Continuity of Operations Plan, following the format, where applicable, of Appendix B, Reference 22, NFPA 1600 Standard on Disaster/Emergency Management and Business Continuity Programs, is required following contract award.
3.17.1 Recovery Costs
In the event of a disaster, the contractor shall cover all costs associated with rebuilding or recovering the applications systems, records, and related information that existed prior to the disaster.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
3.17.2 System Backup
Backup files shall be stored off site and generated at least daily. Files shall be retained on line for two years and archived for five years.
3.17.3 System Outage Notification
The contractor shall notify all participants and regulatory agencies of all system outages and system changes that directly affect the support of pooling administration functions.
3.18 Non-Performance
Within ninety days of contract award, the contractor shall ensure that the pooling system will be compliant with the System Implementation Plan and System Documentation Plan, industry guidelines, and contractor duties enumerated herein, and other industry/regulatory documents.
3.18.1 Final Acceptance
Final acceptance of the system shall be dependent on successful execution of the System Acceptance Plan.
3.18.2 Reserved
3.18.3 Reserved
3.19 System Documentation
The Contractor shall, within 90 calendar days of the contract award, according to the System Documentation Plan, provide the FCC Contracting Officer for approval with copies of:
User documentation consistent with Appendix B, Reference 20, IEEE Standard for Software User Documentation.
System documentation in sufficient detail to guide normal operations, system and application software upgrades, application modifications, and host ports.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
3.20 Pooling System and Equipment Transfer to Successor
The contractor shall transfer in the case of termination or at the expiration of the term of administration to the FCC or designee, all hardware and software used in conjunction with the pooling administration system. This means that everything transfers, including all items attached to the pooling administration system.
This pooling system transfer is additionally subject to the termination and continuity provisions in Section H.
Any other equipment or contracts associated with the pooling administration day-to-day operation shall transfer. This shall include but is not limited to:
•	The system and all its supporting documentation

•	All software and intellectual property

•	All hardware

•	Computers and related equipment

•	Other peripheral devices

•	All pooling records both current and stored.

•	Also see Section 1.1 and Appendix A of Attachment ?, Transition Plan.
3.20.1 Transfer Efficiency
The transfer of such physical property shall be performed in a manner that shall ensure an efficient and orderly transition of the pooling administration system and associated equipment to a successor’s environment in a fully operational state.
3.20.2 Reserved
3.20.3 Technical Support
After the period provided in the services continuity clause in section H (52.237-3), if requested, the contractor shall provide at least 15 working days, but up to 45 working days over a six-month period, of technical support to ensure a smooth transition of the system.
3.20.4 Documentation
The contractor shall provide the FCC with copies of all documentation specified in the System Documentation Plan.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
3.20.5 Transition Plan
Prior to contract termination and at the written request of the Contracting Officer, the contractor shall provide a detailed plan for an efficient and orderly transition. This transition plan shall follow the format, as applicable, of Appendix B, Reference 24, Software Transition Plan (STrP). The Transition Plan shall be submitted within 90 days of receipt of request.
3.20.6 Reserved
3.20.7 System and Equipment Ownership
The system and equipment shall transfer with lien-free title to the FCC or the FCC’s designee, without charge.
3.21 System and Equipment Inventory
Inventory data (hardware model, serial numbers and descriptions) on equipment shall be reported as part of the contractor’s annual reporting requirements, as well as any upgrades or replacements, including the license numbers of any Commercial Off-the-Shelf (COTS) software.
3.22 Reserved

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Section 4
Contract Data Requirements List (CDRL) (Deliverables)
All CDRLs shall be approved by the FCC.
4.1 Reserved
4.2 Security Plan
The contractor shall furnish a Security Plan within 45 calendar days of contract award per Sections 3.1, 3.7, and 3.16.1.
4.3 System Documentation Plan
The contractor shall furnish a System Documentation Plan within 60 calendar days of contract award per Section 3.19.
4.4 Disaster/Continuity of Operations Plan
The contractor shall furnish a Disaster/Continuity of Operations Plan within 60 calendar days of contract award per Section 3.17.
4.5 Statistical Forecasting Plan
The contractor shall furnish a Statistical Forecasting Plan within 60 calendar days of contract award per Section 2.17.3.
4.6 Management Reporting Plan
The contractor shall furnish a Management Reporting Plan within 60 calendar days of contract award. Reports are required annually, semi-annually, quarterly, and monthly per Section 3.11. There are also “by request” reporting requirements per Section 2.21.2.
4.6.1 Annual
The contractor shall provide an Annual Report per Section 2.21.1.
4.6.2 Semi-Annual

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
4.6.2.1 Forecasted Demand
The contractor shall provide a forecasted demand report per Section 2.17.1.
4.6.2.2 Rate Area Inventory Pool Status
The contractor shall provide a rate area inventory pool report per Section 2.16.5.
4.6.3 Quarterly
4.6.3.1 Pooling Matrices
The contractor shall provide a pooling matrices report per Section 2.21.2.
4.6.4 Monthly
4.6.4.1 Thousands-Block Pooling
The contractor shall provide a monthly report to the FCC on thousands-block pooling assignments per Section 2.21.
4.6.4.2 System Performance
The contractor shall provide a monthly report to the FCC on system performance per Section 2.22.
4.6.4.3 Staffing
The contractor shall provide a monthly report to the FCC on staffing per Section 2.3.
4.6.5 By Request
The contractor shall, from time to time, be requested to provide ad hoc reports per Section 2.21.3.
4.7 System Acceptance Plan
The contractor shall furnish a System Acceptance Plan within 30 calendar days of contract award per Section 3.12.
4.8 QA Plan
The contractor shall furnish a QA Plan within 120 calendar days of contract award per Section 2.22.3.
4.9 Transition Plan

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
The contractor shall furnish a Transition Plan within 180 calendar days of contract termination per Section 3.20.5.
4.10 Maintenance Plan
The contractor shall furnish a Maintenance Plan within 150 calendar days of contract award per Section 3.6.
5.0 REQUIRED PERFORMANCE METRICS
REQUIRED PERFORMANCE METRICS (RPM) TABLE

				Incentive
				(Negative)
		Acceptable	Method	(Impact on
Required	Performance	Quality	Of	Contractor
Service	Standards	Levels	Surveillance	Payments)

Process Applications (See PWS 2.20.4,2.22.4.6)	Applications processed within 7 calendar days	97%	Reports, customer, regulatory &/or industry complaints, inspections, and/or evaluations	Invoice deduction of $500 for each application processed late

Answer calls (See PWS 2.22.4.3)	Calls answered within 1 business day	100%	Industry evaluations and reports	Invoice deduction of $500 for each unanswered call

Submission of Deliverables (See PWS 4.2, 4.3, 4.4, 4.5, 4.6, 4.6.1, 4.6.2.1, 4.6.2.2, 4.6.3.1, 4.7, 4.8, 4.9, 4.10)	Deliverables submitted no later than the due dates	100%	Web site review; files review; customer, regulatory &/or industry complaints, inspections, and/or evaluations	Invoice deduction of $1,000 per day for each late report

Submission of Deliverables (See PWS 4.6.4.1, 4.6.4.2, 4.6.4.3, 4.6.5, )	Deliverables submitted no later than the due dates	100%	Web site review; files review; customer, regulatory &/or industry complaints, inspections, and/or evaluations	Invoice deduction of $500 per day for each late report

PAS Availability (See PWS 3.3)	Pooling Administration System is available	99.9%	Web site review, files review, complaints (customer, regulatory & industry), inspections	Invoice deduction of $1,000 per day of system unavailability

Maintenance (See PWS 3.3)	Unscheduled maintenance of the PAS is less than 9 hours in any 12 month period	100%	Web site review, files review, complaints (customer, regulatory & industry), inspections	Invoice deduction of 1% of price of contract

Maintenance (See PWS 3.3)	Scheduled maintenance of the PAS is less than 24 hours in any 12 month period	100%	Web site review, files review, complaints (customer, regulatory & industry), inspections	Invoice deduction of 1% of price of contract

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Appendix A
Acronyms, Abbreviations and Definitions

Allocation Date	The allocation date is the date established by the pooling administrator (PA) when the PA officially makes the block assignment to a service provider (SP).

Aging	Aging numbers are disconnected numbers that are not available for assignment to another end user or customer for a specified period of time. Numbers previously assigned to residential customers may be aged for no more than 90 days. Numbers previously assigned to business customers may be aged for no more than 365 days. (47CFR52.15) . An aging interval includes any announcement treatment period, as well as the vacant telephone number intercept period. A number is disconnected when it is no longer used to route calls to equipment owned or leased by the disconnecting subscriber of record.

Auditor	An auditor is a FCC-designated auditor.

ATIS	Alliance for Telecommunications Industry Solutions

Billing	The cost of pooling administration is a shared cost that is billed to all pooling and non-pooling service providers pursuant to the FCC’s Number Optimization Order, FCC 00-104, dated March 31, 2000.

Billing and Collection Agent	The designated vendor responsible for managing the pooling administration financial arrangements between the industry and pooling administration vendor.

BIRRDS	Business Integrated Rating and Routing Database System

Block	A range of 1000 TNs within the NPA-NXX, beginning with a station of n000, and ending with n999, where n is a value between 0 and 9.

Block Donation Date	The deadline for SPs to donate their thousands-block(s) (Appendix B, Reference 1, FCC 00-014.)

Block Holder	The recipient service provider of a 1K Block from the code holder. Also defined as the NPA-NXX-X holder in the LERG.

CFR	Code of Federal Regulations

CO	Central Office

CO Codes	The sub-NPA code in a TN, i.e., digits D-E-F of a 10-digit NANP Area address. Central office codes are in the form “NXX”, where N is a number from 2 to 9 and X is a number from 0 to 9. Central office codes may also be referred to as “NXX codes” (Appendix B, Reference 25, 47 C.F.R. § 52.7(c)).

CONUS	Continental United States

COTS	Commercial Off—The-Shelf

COTS Software	Commercial software that is sold in substantial quantities in the commercial marketplace and provided for use without modification.

CDRL	Contract Data Requirements List

Code Holder	The code holder is the LERG Assignee of the NPA-NXX.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005

Contaminated Number	An unavailable number (e.g., working), within a 1K Block, at the time the 1K Block is donated to the pooling administrator. A telephone number is “not available for assignment” if it is classified as administrative, aging, assigned, intermediate, or reserved as defined in FCC rules.

Effective Date	The date that is considered to be the “ownership switchover” date for the 1K Block from the code holder (NPA-NXX owning SP) to the block holder (NPA-NXX-X owning SP). This is the date published in the LERG, and is also used by the pooling administrator and the NPAC.

FAQ	Frequently Asked Question

FCC	Federal Communications Commission

FTP	File Transfer Protocol

IETF	Internet Engineering Task Force

INC	The Industry Numbering Committee (INC) is an industry forum operating under the auspices of the Alliance for Telecommunications Industry Solutions (ATIS). Their mission is to provide an open forum to address and resolve industry-wide issues associated with the planning, administration, allocation, assignment and use of numbering resources and related dialing considerations for public telecommunications within the NANP area.

IP	Internet Protocol

ISP	Internet Services Provider

ITU	International Telecommunications Union

Knowledge base	A database provided on a support web site programmed with application-specific, self-help information that is constantly being improved, added-to, and updated based on information gathered from use of the application.

LERG	Telcordia ™ LERG ™ Routing Guide

LLC	Limited Liability Corporation

LNP	Local Number Portability

MSA	Metropolitan Statistical Area

MTE	Months to Exhaust

MTTR	Mean Time To Repair

NANC	The North America Numbering Council (NANC) is a Federal Advisory Committee established pursuant to the United States Federal Advisory Committee Act, 5 U.S.C., App. 2 (1988) (FACA). The NANC was established to advise the FCC and other NANP member countries on issues related to NANP administration, and to advise the Commission on local number portability administration issues in the United States.

NANP	North American Numbering Plan (NANP) is the basic numbering scheme for the public switched telecommunications networks in the following 19 countries (formerly known as World Zone 1): Anguilla, Antigua & Barbuda, Bahamas, Barbados, Bermuda, British Virgin Islands, Canada, Cayman Islands, Dominica, Dominican Republic, Grenada, Jamaica, Montserrat, St. Kitts & Nevis, St. Lucia, St. Vincent & the Grenadines, Trinidad & Tobago, Turks & Caicos Islands, and the United States (and

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005

it’s territories). The format of the NANP is in compliance with ITU standards as detailed in Recommendation E.164.

NANPA	North American Numbering Plan Administration

NPA	Number Plan Area

NPAC	Number Portability Administration Center

NPA-NXX-X	A range of 1000 pooled TNs within the NPA-NXX, beginning with a station of n000, and ending with n999, where n is a value between 0 and 9.

NXX	Network Numbering Exchange

NRUF	Numbering Resource Utilization and Forecast

PA	Pooling Administrator

PAS	Pooling Administration System

PAS Software	The non-COTS software that is used to operate the PAS (including source code and object code).

PUC	Public Utility Commission

QA	Quality Assurance

Rate Area	Denotes the smallest geographic area used to distinguish rate boundaries.

Reassignment	The process of reestablishing the assignment of a thousands-block, which was previously assigned to another SP or to a new SP.

RFP	Request for Proposal

SCP	Service Control Points

SMS	Service Management System

SP	Service Provider

Subcontractor	An organization providing services to the contractor.

Term of Administration	The contractor’s contract shall be for a term of five years.

TN	Telephone Number

TRA	Traffic Routing Administration, Telcordia

Vacant Number	A non-working number.

Vacant Number Treatment	A recorded announcement played to the calling party, when the NPA-NXX of the TN they have dialed is valid, but the 10-digit TN is not a working number.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Appendix B
Reference Documentation, Technical Standards and
Regulatory Orders
1. Federal Communications Commission: In the Matter of Number Resource Optimization, Report and Order and Further Notice of Proposed Rule Making, CC Docket 99-200, FCC 00-104 (March 31, 2000). Available at: http://www.fcc.gov/searchtools.html.
2. Industry Numbering Committee: Industry Numbering Committee (INC) Thousand Block (NXX-X) Pooling Guidelines, INC 99-0127-023, (July 29, 2005 or use latest version at time of RFP), by the Industry Numbering Committee sponsored by the Alliance for Telecommunications Industry Solutions (ATIS). Available at: http://www.atis.org/inc/docs.asp.
3. Reserved
4. Committee T1: Thousand Block Number Pooling Using Number Portability, Technical Requirements No. 4, July 1999. Prepared by T1S1.6 Working Group on Number Portability a working group of Committee T1- Telecommunications, sponsored by ATIS. Available at: http.//www.atis.org/docstore/searchform.asp.
5. Reserved.
6. Industry Numbering Committee: Industry Numbering Committee (INC) North American Numbering Plan Forecast/Utilization Report (NRUF) Guidelines, INC 00-0619-026 (March 23, 2004 or use latest version at time of RFP), by the Industry Numbering Committee sponsored by the Alliance for Telecommunications Industry Solutions (ATIS). Available at: http://www.atis.org/inc/docs.asp.
7. Industry Numbering Committee: Industry Numbering Committee (INC) Central Office Code (NXX) Assignment Guidelines, INC 95-0407-008 (July 29, 2005 or use latest version at time of RFP) by the Industry Numbering Committee sponsored by the Alliance for Telecommunications Industry Solutions (ATIS). Available at: http://www.atis.org/inc/docs.asp.
8. Reserved
9. Reserved
10. Responses to Questions in the Numbering Resource Optimization Proceeding, CC Docket 99-200, DA 00-1549 (rel. July 11, 2000). Available at: http://www.fcc.gov/ccb/Nanc/nancpubn.html.
11. Letter Agreement 1, FCC and Neustar, Inc. (Dated July 18, 2000)
12. Reserved.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
13. Administration of the North American Numbering Plan, Third Report and Order, CC Docket 92-237 (re. Oct. 9, 1997). Available at: http://www.fcc.gov/searchtools.html.
14. Reserved
15. Number Portability Switching Systems (Report No.T1.TRQ.02-1999). Available at: http://www.atis/docstore/searchform.asp.
16. FCC Computer Security Program Directive, FCC INST 1479.2.
17. North American Numbering Council, Functional Requirements Specifications : Number Portability Administration Center (NPAC), Service Management System (SMS), Version 3.3.2A, March 13, 2006. Available at: http://www.npac.com/documents.htm.
18. Reserved.
19. Reserved.
20. IEEE Standards Board, IEEE Standard for Software User Documentation, February 4, 2002. Available at: http://standards.ieee org/catalog/olis/index.html.
21. IEEE-SA Standards Board, IEEE Standard for Software Quality Assurance Plans, IEEE Std 730-2002, April 18, 2003. Available at: http://standards.ieee.org/catalog/olis/index.html.
22. National Fire Protection Association, NFPA 1600 Standard on Disaster/Emergency Management and Business Continuity Programs, 2004 Edition. Available at: http://www.nfpa.org/.
23. IEEE-SA Standards Board, IEEE Standard for Software Test Documentation, IEEE Std 829-1998, February 4, 2002. Available at: http://standards.ieee.org/catalog/olis/index.html.
24. Space and Naval Warfare Systems Command (SPAWAR), Software Transition Plan (STrP), DID- IPSC-81429A, 10 Jan 2000. Available at: http://www.ihsengineering.com/.
25. Code of Federal Regulations, Title 47, Volume 3, Parts 40-69, Telecommunications. Available at: http://www.access.gpo.gov/nara/cfr/cfr-table-search.html.
26. NPAC, Methods and Procedures for National Number Pooling, Prepared for NeuStar, Inc. NPAC, Version 3, May 31, 2006. Available at: http://www.npac.com/secure (access to the NPAC secured website required)
27. Federal Communications Commission, In the Matter of Numbering Resource Optimization, Petition for Declaratory Ruling and Request For Expedited Action on the July 15, 1997 Order of the Pennsylvania Public Utility Commission Regarding Area Codes 412, 610, 215, and 717, Second Report and Order, Order on Reconsideration in CC Docket No. 96-98 and CC Docket No. 99-200, and Second Further Notice of Proposed Rulemaking, CC
Docket No. 99-200, FCC 00-429 (Adopted December 7, 2000). Available at: http://www.fcc.gov/searchtools.html.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Appendix C
Interface Contact Information
John Manning
NANPA
46000 Center Oak Plaza
Sterling, VA 20166
Phone: 571-434-5770
Fax: 571-434-5502
NPAC
46000 Center Oak Plaza
Sterling, VA 20166
Phone: 571-434-5400
Fax: 571-434-5401
BIRRDS/LERG
Telcordia Technologies Traffic Routing Administration
8 Corporate Pl.
3N141 Piscataway NJ 08854-4156
Phone: 732-699-6700
Contact information is included to facilitate responses to this document by all potential contractors and is not intended to endorse the particular organizations listed.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Appendix D
Example Pooling Summary Report
Example: Pooling Summary Report
State:
Date of Report

Type of Information	NPA:	RATE CENTER
A. NPA Profile

Block(s) Available for Assignment

Block(s) Assigned

Average blocks assigned per month in last 6 months

Jeopardy condition?

Current rationing?

NPA relief plan?

Quantity of currently LNP capable carriers (participating)

Quantity of carriers with future LNP capability (non-participating)

Quantity of carriers with no LNP mandated (non-participating)

Quantity of rate areas

Top 100 MSA?

Other distinguishing characteristics?

Projected Demand for Blocks

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Appendix E
p-ANI Interim Assignment Guidelines for ESOK
(See following pages)

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
pANI
Interim Assignment
Guidelines
for ESQK
Prepared by the pANI IMG
for the NANC
Revised December 5, 2005
Issued September 1, 2005

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Preface
On October 5, 1995, the Federal Communications Commission (FCC) established the North American Numbering Council (NANC), by filing its charter with Congress, to provide advice and recommendations to the FCC and other governments (including Canada and Caribbean countries) on numbering issues.
Since its inception, the Council has provided the Commission with critically important recommendations regarding numbering issues. These recommendations have addressed a myriad of issues, including wireline/wireless integration for local number portability, abbreviated dialing arrangements, the neutrality of toll free database administration, the feasibility of local number portability for 500/900 numbers, methods for optimizing the use of numbering resources, the assignment of Feature Group D Carrier Identification Numbers to switch-less resellers, and technical specifications for a National Pooling Administrator and the North American Numbering Plan Administrator.
Recently the Council has been reviewing the issue of integrating the numbering resource needs of IP enabled service providers, commonly referred to as Voice over Internet Protocol (VoIP), into the existing numbering resource rules and regulations. The council has recently provided recommendations to the FCC on VoIP Service Providers’ Access Requirements for NANP Resource Assignments.
On June 3, 2005 the FCC issued the First Report and Order under FCC docket 05-196 that requires VoIP providers to supply enhanced 9-1-1 (E9-1-1) service capabilities to their customers. When evaluating the access of VoIP users to Public Service Answering Points (PSAPs) several parallels to the access of wireless users to PSAPs can be seen; primarily the users can be nomadic and the telephone number assigned to the user may be foreign to the PSAP the call should be directed to. The wireless industry has traditionally addressed these issues through the use of pseudo ANIs (pANI) to establish access for a nomadic user with a foreign telephone number to the correct PSAP. It is anticipated that VoIP will use a similar methodology to provide VoIP user’s access to PSAPs.
On July 25, 2005 the Alliance for Telecommunications Industry Solutions (ATIS) Emergency Service Interconnection Forum (ESIF) submitted to the industry and to NANC a set of “Routing Number Authority (RNA) for pANIs Used for Routing Emergency Calls — pANI Assignment Guidelines and Procedures”2. On August 5, 2005 the NANC Future of Numbering Working Group established the pANI Issue Management Group (IMG) to address the request by ESIF and provide a recommendation to NANC.
The IMG concurs with the basic recommendations of the ESIF to establish an Interim 9-1-1 Routing Numbering Administrator (Interim 9-1-1 RNA) to administer pANI numbering resources and envisions this to be a two stage process.

[2]	©2005 by Alliance for Telecommunications Industry Solutions) created by the Emergency Services Interconnection Forum (ESIF).

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
Stage I consists of this document (which incorporates concepts and information from the ESIF document and uses it along with ATIS Industry Numbering Committee (INC) document templates) to provide interim guidelines for the issuance of resources from the North American Numbering Plan (NANP) to enable VoIP services providers to comply with the requirements of FCC Order 05-196.
Stage II will be the development of complete guidelines and administrative procedures by INC, in cooperation with the ESIF, for the use of pANIs in all modes of communication.
The interim guidelines will apply to the Interim 9-1-1 RNA and any entities that seek to obtain numbers from the Interim 9-1-1 RNA until such time as the INC in cooperation with the ESIF can develop and publish complete guidelines and administrative procedures concerning pANIs.
NANC members include representatives from local exchange carriers (LECs), inter-exchange carriers, wireless providers, manufacturers, state regulators, VoIP providers, consumer groups, and telecommunications associations.
1 Disclaimer and Limitation of Liability
The information provided in this document is directed solely to professionals who have the appropriate degree of experience to understand and interpret its contents in accordance with generally accepted engineering or other professional standards and applicable regulations. No recommendation as to products or vendors is made or should be implied.
2 Purpose and Scope of This Document
In an effort separate from this IMG, the ESIF, a technical committee of ATIS, has been evaluating the need to standardize the specific numbers used in the implementation of pANIs, specifically Emergency Service Query Keys (ESQKs) for use during VoIP 9-1-1 calls. The purpose of this document is to define the interim guidelines that shall be used by any entity that is assigning ESQKs for VoIP. The duration of this interim period shall be decided separately by NANC.
ESIF has recommended3, and the INC has concurred4 that ESQKs
•	Should be in the format of NPA-NXX-XXXX and that they should be from the number sets of NPA-211-XXXX and NPA-511-XXXX if the NPA-211-XXXX is exhausted.

and

•	Should be from the pools of NPA’s that are valid for the Selective Router they will be used for.

[3]	ESIF Issue 25 on the Use of Pooled or Ported Numbers as ESRKs

[4]	INC Issue 429 Non-Dialable ESRDs or ESRKs

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
These guidelines recommend that ESQKs (pANIs utilized for VoIP) should be from the pools of NPA-211-XXXX or NPA-511-XXXX with 211 being utilized before 511.
This document specifies interim guidelines developed with ESIF for the assignment of ESQK to those Eligible Users complying with the FCC order requiring VoIP customers to have access to enhanced 9-1-1 (E9-1-1). The designated interim ESQK Numbering Administrator (referred to as “Interim 9-1-1 RNA”).
These guidelines apply only to the assignment of ESQKs within geographic numbering plan areas (NPAs) under the jurisdiction of the FCC. This does not preclude a future effort to address non-geographic NPAs in the same guidelines. ESQKs are assigned for use at a Selective Router for which the VoIP Service Provider (VSP) has approval from the 9-1-1 Governing Authority4 to route E9-1-1 traffic for termination to a PSAP. While the ultimate delivery of any call to a PSAP must be based upon the geographical location of the originating caller, by necessity the association of the geographical location of the originating telephone number and the ESQK is typically made at an Emergency Routing Data Base (ERDB).
In areas where E9-1-1 System Service Providers (E9-1-1 SSPs)6 had performed this function prior to the establishment of the Interim 9-1-1 RNA, that role may continue until such time as a permanent 9-1-1 RNA is determined. In developing these guidelines, ESIF and the pANI IMG foresee that these entities should only exist during the transition period until a permanent 9-1-1 RNA is established.
3 Assumptions and Constraints
The development of these guidelines includes the following assumptions and constraints:
3.1	pANIs (and specific to these guidelines, ESQKs) in the format NPA-NXX-XXXX are by definition[7] in the format of a Central Office code and are therefore administered by the North American Numbering Plan Administrator[8] under Guidelines developed by the INC[9].
3.2	In Stage II the NXX-211-XXXX and NXX-511-XXXX should be identified in 47 C.F.R. § 52.13.(d) as a unique sub-set of NANP resources known as pANIs.
3.3	Although pANIs are believed to be a North American Numbering Plan resource the existing requirements of “47 C.F.R. § 52 Numbering” do not apply unless

[5]	The term “ 9-1-1 Governing Authority” means “an entity designated under state law or regulation to have decision-making and oversight responsibilities for a 9-1-1 Emergency Number System for one or more PSAPs.”

[6]	Generally speaking, an E9-1-1 SSP is in the majority of cases an ILEC but there are other entities that perform that function.

[7]	47C.F.R. § 52.7(c)

[8]	47C.F.R. § 52.15(a)

[9]	47C.F.R. § 52.15(d)

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specifically indicated in these interim guidelines. The specific sections of 47 C.F.R. § 52 that should apply to pANIs will be determined in Stage II.

3.4	These interim guidelines are for use in cooperation with various North American Numbering Plan numbering guidelines developed by the INC and the recommendations of ESIF and NANC.

3.5	The Interim 9-1-1 RNA will work with other entities administering ESQKs to transition administrative functions to the Interim 9-1-1 RNA according to a mutually agreeable timetable for transition.

3.6	ESQK numbering resources shall be assigned to permit the most effective and efficient use of a finite numbering resource in order to prevent premature exhaust. Efficient resource management and number conservation are necessary due to the industry impacts of expanding the numbering resource.

3.7	If at any point the FCC rules require regulatory certification, the applicant must be able to demonstrate that regulatory authorization has been obtained for the issuance of ESQK numbering resources.

3.8	These guidelines do not address the issue of who will fulfill the role of Interim 9-1-1 RNA. The NANC pANI IMG developed these interim guidelines with ESIF without any assumption on who should be the Interim 9-1-1 RNA.

3.9	The NANC developed these interim guidelines as a temporary guide for the industry pending development of permanent INC guidelines in cooperation with ESIF. .

3.10	Administrative assignment of the ESQK numbering resource to an ESQK holder does not imply ownership of the resource by the Interim 9-1-1 RNA, nor does it imply ownership by the ESQK holder to which it is assigned.

3.11	Interim 9-1-1 RNA and numbering resource administrators are responsible for managing numbering resources in accordance with these guidelines and the orders of applicable regulatory authorities.

3.12	An applicant is not required to provide any additional explanation or justification of items to which he/she has certified. However, that explanation/justification alone may not provide the Interim 9-1-1 RNA with sufficient information upon which to make a decision regarding pANI number assignment, and additional dialog and written documentation may be required. The Interim 9-1-1 RNA is still obligated to reply within five business days. [

3.13	Should the FCC delegate authority to state commissions, state commissions shall have access to Eligible Users’ inventory assignments and their use of ESQKs in each Selective Router for the purpose of ensuring the correct application of these numbering resources. Should the FCC delegate authority to state commissions, state commissions may request an accounting of inventories from the Eligible Users operating within their states, and Eligible Users must comply with such state commission requests. Entities that fail to comply with a state commission request for ESQK information shall be denied ESQKs should the FCC delegate such authority to state commissions.

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3.14	The Interim 9-1-1 RNA will survey existing usage to ensure that unique ESQKs are being assigned.

3.15	These guidelines do not describe the method by which the unique ESQKs as identified in this document are transmitted across and processed by networks. Such arrangements may be contained in other standards, documents, or business agreements.
4	Assignment Principles
The assignment principles defined below will be used by any entity assigning ESQKs during the interim period.
4.1	An Eligible User is any entity that provides the appropriate documentation identified in these guidelines for the need for ESQKs to perform routing or data retrieval functions associated with emergency services. In the context of these guidelines, an Eligible User shall include a VSP or an entity providing VPC service acting on behalf of VSP(s). An entity that has not obtained approval from the 9-1-1 Governing Authority will not be considered an Eligible User.

4.2	ESQKs are assigned for use at a Selective Router for which the Eligible User has approval to route E9-1-1 traffic for termination to a PSAP or an Emergency Service Zone (ESZ) within a PSAP.

4.3	ESQK NPA-211-XXXX should be used before ESQK NPA-511-XXXX unless ESQKs from NPA 211 have been assigned and are being used where the NPA will coincide with the NPA of the Selective Router. These ESQKs shall be considered non-dialable in the Eligible User’s network.

4.4	ESQKs are assigned uniquely to individual Eligible Users.

4.5	At the discretion of the 9-1-1 Governing Authority, a VPC operator that processes 9-1-1 calls originating from various VSP networks is not required to acquire and use separate ESQKs for each VSP as long as the VPC enables clear identification of the originating VSP in the display of the caller’s information at the PSAP.

4.6	ESQKs will be assigned in contiguous ranges (where possible), and in quantities requested by the applicant. However, the Interim 9-1-1 RNA does not guarantee that all ESQKs will be assigned in contiguous ranges.

4.7	Any entity assigning ESQKs will:
4.7.1	Assign ESQKs in a fair, timely and impartial manner to any Eligible User.

4.7.2	Assign ESQKs on a first come, first served basis from the available pool.

4.7.3	Make all ESQK assignments in conformance with these guidelines.

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4.7.4	Treat all information received from applicants as proprietary and confidential. The Interim 9-1-1 RNA is permitted to provide the contact information for the assigned user of any given ESQK(s) to law enforcement agencies, PSAPs, and E9-1-1 SSPs as well as any state or federal agency that has direct regulatory responsibilities over E9-1-1.
4.8	Information that is requested of an Eligible User in support of an ESQK application shall be uniform and kept to a minimum.
5	Criteria for the Assignment of ESQK Numbers
The assignment criteria in the following sections shall be used by the Interim 9-1-1 RNA in reviewing an ESQK assignment request from an Eligible User for initial and/or additional ESQKs.
5.1	ESQKs are assigned to entities for use at a Selective Router for which the Eligible User has approval from the 9-1-1 Governing Authority to route E9-1-1 traffic for termination to a PSAP.

5.2	The potential Eligible User must self-certify that it is able to route traffic to the appropriate Selective Router before receiving its first grant of ESQK numbering resources.

5.3	The potential Eligible User must submit an ESQK request form certifying that a need exists for the assignment for use with a specific Selective Router.

5.4	The Interim 9-1-1 RNA will not issue ESQKs to an Eligible User without an Operating Company Number (OCN)[10]. The OCN cannot be shared with another Eligible User.

5.5	All applications for numbering resources must include the company name, company headquarters address, OCN, parent company’s OCN(s), and the primary type of business in which the numbering resources will be used.[11]

5.6	All applications for numbering resources must include a National Emergency Number Association (NENA) provided Company ID to be associated with the ESQKs

5.7	ESQKs will not be reserved.

5.8	Information that is requested of an Eligible User in support of an ESQK application shall be maintained by the Interim 9-1-1 RNA.
6	ESQK Assignment Functions
The Interim 9-1-1 RNA (s) shall:
6.1	Produce and make available upon request information regarding ESQK Administration processes, guidelines, interfaces and services.

[10]	FCC 01-362, 47 C.F. R. § 52.15 (g)(4).

[11]	FCC 00-104, 47 C.F.R. § 52.15 (g) (1).

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6.2	Provide, upon request of the ESQK applicant, information on how to obtain documents related to pANI Numbering Administration by either referring the applicant to web sites where it will be possible to download electronic copies or providing paper copies if the ESQK applicant cannot obtain the document via the Internet.

6.3	Receive and process applications (ESQK Assignment Request Form) for ESQKs within the geographic NPA(s) for which the Interim 9-1-1 RNA is responsible.

6.4	Receive ESQK application from Eligible Users and validate the entire application to determine if the request is in compliance with ESQK assignment policies and guidelines. If one or more errors are identified, the Interim 9-1-1 RNA will notify the applicant with a list of all errors on the application. Upon notification, the application is suspended and the applicant has up to two business days to respond with the corrections back to the Interim 9-1-1 RNA. If the application is returned within the two business days with all errors corrected, the Interim 9-1-1 RNA will lift the suspension and proceed with the assignment process. If the errors identified by the Interim 9-1-1 RNA are not corrected by the applicant within two business days, the Interim 9-1-1 RNA will issue a denial.

6.5	Respond within five business days from the date of receipt of an error free application form by completing the response portion of the form that is part of these guidelines.

6.6	Maintain records on ESQKs assigned plus those available.

6.7	The Interim 9-1-1 RNA will track and monitor ESQK assignments and assignment procedures to ensure that all assignments of ESQKs are being used in an efficient and effective manner. Ongoing ESQK administrative procedures that foster conservation shall include, but not be limited to, the following:
a)	Strict conformance with these guidelines by those using ESQKs.

b)	Appropriate and timely recommended changes to these guidelines, if they are found to result in inefficient or inappropriate use or assignment of ESQKs.. However, any changes to these guidelines must be forwarded to the INC for review and action.
7	Responsibilities of ESQK Number Applicants and Holders
Incomplete/inaccurate number request forms will delay the start of the assignment process.
ESQK applicants and holders are responsible for obtaining a current copy of the pANI Interim Assignment Guidelines for ESQK.12 ESQK applicants and ESQK holders shall comply with the following responsibilities:
7.1	Provide an OCN that uniquely identifies the applicant. The OCN cannot be shared with another service provider. In addition, the applicant’s parent company

[12]	ESQK applicants can obtain a current copy of the pANI Interim Assignment Guidelines for ESQK at the following website: http://www.atis.org/inc/docs/finaldocs/ESQK-Interim-Assignment-Guidelines-Final- Document.doc

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OCN must be provided, if applicable13. The applicant can get OCN information by calling NECA.14
7.2	A NENA provided Company ID to be associated with the ESQKs.

7.3	The information associated with ESQK assignment may change over time. Such changes may occur, for example, because of the transfer of an ESQK from a VSP to a VPC.

7.4	The holder of ESQKs assigned by the Interim 9-1-1 RNA, or acquired by merger or acquisition, must use the ESQKs consistent with these guidelines. If the Eligible User no longer provides service in the area, the Eligible User must notify the Interim 9-1-1 RNA.

7.5	The Interim 9-1-1 RNA will retain copies of such notifications and deliver them to the permanent 9-1-1 RNA for use in reclamation proceedings. The Interim 9-1-1 RNA must be immediately notified of any changes to the information contained in the application.
8	Assignment Procedures
Entities requesting initial ESQK assignments and entities already assigned one or more ESQKs shall comply with the following:
8.1	An ESQK Applicant requesting resources from the Interim 9-1-1 RNA, shall:
a)	provide the VoIP ESQK Interim Request Form (attached as an Exhibit to these interim guidelines) that it is an Eligible User:

b)	complete the ESQK application form per these guidelines.

8.2	An applicant must apply to the Interim 9-1-1 RNA (contact details provided below). An applicant should follow all application instructions found on the application form. At a minimum, the form will request:
a)	The full legal name of the applicant as it appears on the VESA certification, interconnection agreement, letter of certification, or legal documents provided to any regulatory authority having oversight.

b)	Any names under which the applicant does business (d/b/a’s)

c)	The name and contact information (address, telephone number, and email address) of the individual making the request on behalf of the Applicant;

d)	A list of the NPAs associated with the relevant Selective Router for which ESQKs are needed;

e)	A list of the PSAPs to which the ESQKs requests are related, including the state, county, and municipality in which the PSAP is located; and

f)	The quantity of ESQKs being requested for each NPA.

[13]	FCC 01-362, 47 C.F.R. § 52.15 (g)(4).

[14]	NECA assigns Company Codes that may be used as OCNs. Companies with no prior CO Code or Company Code assignments may contact NECA (800 524-1020) to be assigned a Company Code(s). Since multiple OCNs and/or Company Codes may be associated with a given company, companies with prior assignments should direct questions regarding appropriate OCN usage to the Telcordia™ Routing Administration (TRA) on 732 699-6700.

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8.3	Any applicant denied an ESQK assignment under these guidelines has the right to appeal that decision (see Section 11 for procedures).
9	Interim 9-1-1 RNA Responsibilities
9.1	The Interim 9-1-1 RNA will track and monitor ESQK assignments and assignment procedures, and recommend appropriate and timely changes to these guidelines, if they are found to result in inefficient or inappropriate use or assignment of ESQKs. However, any changes to these guidelines must be approved by the INC with guidance by ESIF if appropriate.

9.2	The Interim 9-1-1 RNA will not engage in audits or reclamation.

9.3	Initial Implementation: Before it begins assigning ESQKs, the Interim 9-1-1 RNA must ensure that the ESQKs it assigns are not presently in use. Because it is believed that few ESQKs have been assigned from the 211 NXXs, the Interim 9-1-1 RNA will assign ESQKs only from the 211 NXX unless extenuating circumstances exist. To avoid duplication, the Interim 9-1-1 RNA will first perform the following steps in order until it can determine what numbers are available to be assigned:
1.	Ask existing mobile position center (“MPC”) and VPC vendors to provide a list of all the entities that have been assigned pANIs in the 211 NXX, and the entity (and contact information) that assigned the pANI.

2.	Ask each wireless service provider to respectively identify the entity that provides pANIs to it.

3.	Ask each E9-1-1 SSP to identify any pANI and entity that it has assigned a p-ANI to from the 211 code. In addition, ask each E9-1-1 SSP to identify any other entities that may perform pANI assignments within its territory (including independents).
9.4	Once it has compiled a list of entities that assign numbers, the Interim 9-1-1 RNA will canvass those entities to determine what, if any, pANIs they have assigned from the 211 NXX. The remaining available pANIs in the 211-NXX in all NPAs will constitute the available pool from which the Interim 9-1-1 RNA will assign ESQKs.

9.5	The Interim 9-1-1 RNA will ensure the completeness of each application and accompanying documentation before it assigns resources.

9.6	The Interim 9-1-1 RNA will process each application within 5 business days, on a first in, first out basis, and inform the applicant of the result by an identifiable email form. If the application is denied, the Interim 9-1-1 RNA will provide a detailed explanation of the denial.
10	Conflict Resolution and Appeals Process
10.1 Every attempt will be made at the time of assignment to avoid conflicts with existing pANIs.

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10.2	Disagreements may arise between parties affected by these interim guidelines in the context of the administration and management of these guidelines. In all cases, the parties will make reasonable, good faith efforts to resolve such disagreements among themselves, consistent with the interim guidelines, prior to pursuing any appeal.

10.3	If a conflict is determined to exist, the following escalation process should be followed:

The affected party should contact the entity with whom the conflict exists and attempt a resolution

If resolution cannot be achieved among the involved affected parties, the issue should be escalated in the following order:
the Interim 9-1-1 RNA for a recommended solution;
The state regulatory authority having oversight, if any;
the NANC;
the FCC .
10.4	Questions regarding interpretation or clarification of these Interim Guidelines may be referred to NANC for resolution. Unless otherwise mutually agreed to by the parties, these questions will be submitted in a generic manner protecting the identity of the appellant.

10.5	Reports on any resolution resulting from the above options, the content of which will be mutually agreed upon by the involved parties, will be kept on file by the Interim 9-1-1 RNA. At a minimum, the report will contain the final disposition of the appeal, e.g., whether or not an ESQK was assigned.
11	Maintenance of These Guidelines
11.1	These guidelines may be updated to reflect changes in industry practices or national regulatory directives.

11.2	Requests for changes to these guidelines should be directed to the appropriate industry forum, currently the INC.
12	Future Considerations
The issues identified in this section will not be the responsibility of the Interim 9-1-1 RNA, however it is imperative that these issues be examined when adopting permanent guidelines.

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12.1	pANI Number Resource Management
a)	The Interim VoIP Architecture for Enhanced 9-1-1 Services (i2) currently posted on the NENA web site for public review/comment contains ESQK processing, utilization and administration principles proposed as industry standard. The final i2 standard should be a consideration in the development of permanent guidelines.

b)	With over 6000 PSAPs and an unknown number of Eligible Users, it is vital that the permanent 9-1-1 RNA employ pANI allocation practices that support the efficient and effective use of the pANI numbering resources.
12.2	Segregating wireless (ESRKs) and VoIP (ESQK) pANI Numbering Resources
a)	There are substantial benefits from segregating wireless pANIs (ESRKs) and VoIP pANIs (ESQKs) into separate NXX codes. Accordingly, they should be so segregated wherever possible. As a general matter ESQKs should not be drawn from an NXX that has already been opened for ESRKs, and when a code is exhausted for either ESQKs or ESRKs, it is preferable to open a new code rather than to assign ESQKs and ESRKs from the same code.

b)	Public safety agencies rely on the particular NXX to make important distinctions. For example, where 511 (or 211) is used for ESRKs, 511 on a “No Record Found” query identifies the caller as wireless. If 511 were used in the same area for ESQKs, this distinction would be lost.

c)	Public safety agencies also key on the NXX to create reports. If ESRKs and ESQKs are drawn from the same NXX, creating such reports for wireless-only or VoIP-only will not be possible. In some cases these reports are used to ensure accurate billing.
12.3	Other Consideration
Should the CLLI code associated with the relevant Selective Routers and the appropriate NPAs be identified on the ESQK request form?

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13	Glossary

9-1-1 Governing Authority	An entity designated under state law or regulation to have decision-making and oversight responsibilities for a 9-1-1 Emergency Number System for one or more PSAPs.

Applicant	Eligible Users who submit a ESQK Request to the Interim 9-1-1 RNA for the purpose of being assigned ESQKs for their use.

Central Office (CO) Code	The sub-NPA number in a TN, i.e., digits D-E-F of a 10-digit NANP Area address. Central office codes are in the form “NXX,” where N is a number from 2 to 9 and X is a number from 0 to 9. Central office codes may also be referred to as “NXX codes.” (47 C.F.R. § 52.7(c))

Conservation	Consideration given to the efficient and effective use of a finite numbering resource in order to minimize the cost and need to expand its availability in the introduction of new services, capabilities and features.

E9-1-1 System Service Providers (E9-1-1 SSP)	Generally speaking, an E9-1-1 SSP is in the majority of cases an ILEC but there are other entities that perform that function.

Eligible User	An Eligible User is any entity that provides the appropriate documentation identified in these guidelines for the need for ESQKs to perform routing or data retrieval functions associated with emergency services. In the context of these guidelines, an Eligible User shall include a VSP or an entity providing VPC service acting on behalf of VSP(s). An entity that has not obtained approval from the 9-1-1 Governing Authority will not be considered an Eligible User.

Emergency Services Interconnection Forum (ESIF)	ESIF, of the Alliance for Telecommunications Industry Solutions (ATIS), is the primary venue for the telecommunications industry, public safety and other stakeholders to generate and refine both technical and operational interconnection issues to ensure life-saving E9-1-1 services are available for everyone in all situations. ESIF enables many different telecommunications entities to fully cooperate and interconnect with each other to determine the best practices and solutions necessary to effectively and promptly deploy E9-1-1 services nationwide. ESIF’s mission is to facilitate the identification and resolution of both technical and operational issues related to the interconnection of telephony and emergency services networks.

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Emergency Service Query Key (ESQK)	Emergency Service Query Key (ESQK) — The ESQK identifies a call instance at a VPC, and is associated with a particular SR and PSAP combination. The ESQK is delivered to the E9-1-1 SR and as the calling number/ANI for the call to the PSAP. The ESQK is used by the SR as the key to the Selective Routing data associated with the call. The ESQK is delivered by the SR to the PSAP as the calling number/ANI for the call, and is subsequently used by the PSAP to request ALI information for the call. The ALI database includes the ESQK in location requests sent to the VPC. The ESQK is used by the VPC as a key to look up the location object and other call information associated with an emergency call instance. The ESQK is expected to be a ten-digit North American Numbering Plan Number.

Industry Numbering Committee (INC)	A standing committee of the Alliance for Telecommunications Industry Solutions (ATIS) that provides an open forum to address and resolve industry-wide issues associated with the planning, administration, allocation, assignment and use of numbering resources and related dialing considerations for public telecommunications within the North American Numbering Plan (NANP) area.

North American Numbering Council (NANC)	North American Numbering Council - On October 5, 1995, the Federal Communications Commission (FCC) established the North American Numbering Council (NANC), by filing its charter with Congress, to provide advice and recommendations to the FCC and other governments (including Canada and Caribbean countries) on numbering issues.

NANP (North American Numbering Plan)	A numbering architecture in which every station in the NANP Area is identified by a unique ten-digit address consisting of a three-digit NPA number, a three digit central office number of the form NXX, and a four-digit line number of the form XXXX.

NANPA (North American Numbering Plan Administration)	With divestiture, key responsibilities for coordination and administration of the North American Numbering/Dialing Plans were assigned to NANPA. These central administration functions are exercised in an impartial manner toward all industry segments while balancing the utilization of a limited resource.

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NANP Area	Consists of the United States, Canada and the Caribbean countries (American Samoa, Anguilla, Antigua, Bahamas, Barbados, Bermuda, British Virgin Islands, Canada, Cayman Islands, Dominica, Dominican Republic, Grenada, Jamaica, Montserrat, St. Kitts & Nevis, St. Lucia, St. Vincent & Grenadines, Turks & Caicos Islands, Trinidad & Tobago, and the United States (including Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands).

Numbering Plan Area (NPA)	Numbering Plan Area, also called area code. An NPA is the 3-digit code that occupies the A, B, and C positions in the 10-digit NANP format that applies throughout the NANP Area. NPAs are of the form N0/1X, where N represents the digits 2-9 and X represents any digit 0-9. After 1/1/95, NPAs will be of the form NXX. In the NANP, NPAs are classified as either geographic or non-geographic.

a) Geographic NPAs are NPAs which correspond to discrete geographic areas within the NANP Area.

b) Non-geographic NPAs are NPAs that do not correspond to discrete geographic areas, but which are instead assigned for services with attributes, functionalities, or requirements that transcend specific geographic boundaries. The common examples are NPAs in the N00 format, e.g., 800.

Operating Company Number (OCN)	An Operating Company Number is a four place alphanumeric number that uniquely identifies providers of local telecommunications service. OCN assignments are required of all Service Providers in their submission of utilization and forecast data (FCC 00-104, ¶ 41 and Public Notice DA 00-1549). Relative to CO Code assignments, NECA assigned Company Numbers may be used as OCNs. Companies with no prior CO Code or Company Number assignments contact NECA (800 524-1020) to be assigned a Company Number(s). Since multiple OCNs and/or Company Numbers may be associated with a given company, companies with prior assignments should direct questions regarding appropriate OCN usage to the Telcordia™ Routing Administration (TRA) on 732 699-6700.

Pseudo-Automatic Number Identification (pANI) Codes	Used generically in this document to include any of the other more specifically descriptive acronyms associated with numbers used for routing emergency calls today, such as but not limited to: ESRD, ESRK, ESQK, PSAP routing numbers, etc.

Service Provider	The term “service provider” refers to a telecommunications carrier or other entity that receives numbering resources from the NANPA, a Pooling Administrator or a telecommunications carrier

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for the purpose of providing or establishing telecommunications service (FCC 00-104, § 52.5 (i)).

Unassignable Code	An unassignable number is an NXX code designated by the administrator which will not be made available for assignment to any number applicant. For example, the number “9-1-1” will not be assigned as a central office code so as to avoid potential conflict with emergency services.

VPC	VoIP Positioning Center.

Wireless E9-1-1 ESRD/ESRK Number	A 10-digit number used for the purpose of routing an E9-1-1 call to the appropriate Public Service Answering Point (PSAP) when that call is originating from wireless equipment. The Emergency Services Routing Digit (ESRD) identifies the cell site and sector of the call origination in a wireless call scenario. The Emergency Services Routing Key (ESRK) uniquely identifies the call in a given cell site/sector and correlates data that is provided to a PSAP by different paths, such as the voice path and the Automatic Location Identification (ALI) data path. Both the ESRD and ESRK define a route to the proper PSAP. The ESRK alone, or the ESRD and/or Mobile Identification Number (MIN), is signaled to the PSAP where it can be used to retrieve from the ALI database, the mobile caller’s call-back number, position and the emergency service agencies (e.g., police, fire, medical, etc.) associated with the caller’s location. If a NANP TN is used as an ESRD or ESRK, this number cannot be assigned to a customer.

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filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
VoIP Interim ESQK Request Form

Applicant Information	* Required Entries

Applicant Company () Legal Name	*
DBA Name(s) (if any)	*
Operating Company Number (OCN)	*
NENA ID	*
Contact Name	*
Contact Address1	*
Contact Address2
Contact City	*
Contact State	*
Contact Zip	*
Contact Telephone Number	*
Contact E-Mail Address	*

PSAP Information

PSAP Name	*
PSAP State	*
PSAP County
PSAP Municipality

9-1-1 Governing Authority Contact Name	*
9-1-1 Governing Authority Contact Tel#	*
9-1-1 Governing Authority Contact E-mail

# ESQKs Requested

Valid NPAs for the area being served	*
NPA in which ESQK(s) have been requested	*
Total Number of ESQKs Requested	*

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005

Applicant Certification

I hereby certify that I have read the “pANI Interim Assignment Guidelines for ESQK “ and meet the criteria required to obtain the requested number of ESQKs.
VSP Authorized Electronic Signature, or VPC Authorized Electronic Signature

Assignment (To be Completed by Interim 9-1-1 RNA)

A list of the ESQKs assigned
Date Assigned	*

Assigned By

Interim 9-1-1 RNA Contact Name	*
Interim 9-1-1 RNA Contact Telephone Number	*
Interim 9-1-1 RNA E-mail Address	*
By applying for this resource, the applicant hereby certifies that it has obtained approval from the appropriate 9-1-1 Governing Authority to provide routing or data retrieval for E9-1-1 traffic to the applicable PSAP. Should it later be determined that such authority has not been obtained, the applicant will be reported to the FCC and the appropriate state commission, and may be denied further resources.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
SECTION D — PACKAGING AND MARKING
FOR THIS SOLICITATION, THERE ARE NO CLAUSES IN THIS SECTION

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
SECTION E — INSPECTION AND ACCEPTANCE
E.1 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
www.arnet.gov/far
     FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:

NUMBER	TITLE	DATE

52.246-4	Inspection of Services Fixed Price	AUG 1996

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
SECTION F — DELIVERIES OR PERFORMANCE
F.1 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
www.arnet.gov/far
     FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

NUMBER	TITLE	DATE

52.242-15	Stop-Work Order	AUG 1989
F.2 PERIOD OF PERFORMANCE
The contract contains a ninety-day phase-in period, a twenty four-month base period, and three twelve-month option periods and are set forth as follows:

Base Period	08/15/2007 — 08/14/2009
First Option Period	08/15/2009 — 08/14/2010
Second Option Period	08/15/2010 — 08/14/2011
Third Option Period	08/15/2011 — 08/14/2012
F.3 PLACE OF PERFORMANCE
The work to be performed under this contract shall be performed at the following location(s):
NeuStar, Inc’s Office in Sterling, VA, NeuStar, Inc’s Pooling Administrative Service Center in Concord, CA and NeuStar, Inc’s Virtual Offices throughout the United States.
F.4 DELIVERY SCHEDULE
Deliveries shall be as specified in the Performance Work Statement/Technical Requirements in Section 4, Contract Data Requirements List (CDRL)(Deliverables), Section F.2, Period of Performance, Attachment D, Tansition Plan, and as specified in other sections of the contract.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
SECTION G — CONTRACT ADMINISTRATION DATA
G.1 CONTRACT ADMINISTRATION
The Contracting Officer is the only person authorized to approve any changes in the scope of work of this contract. The authority remains solely with the Contracting Officer. In the event the Contractor effects any changes at the direction of any person other than the Contracting Officer, the changes will be considered to have been made without authority and NO adjustment will be made in the contract price to cover any INCREASE in price incurred as a result thereof.
A. Contracting Officer (CO):

Name:	Anthony S. Wimbush
Address:	FCC, OMD, AO, CPC
445 12th Street, SW, Room 1A524
Washington, DC 20554
Phone:	(202) 418-0932
Fax:	(202) 418-0237

Contract Administrator:

Name:	Anthony S. Wimbush
Address:	FCC, PMD, AO, CPC
445 12th Street, SW, Room 1A511
Washington, DC 20554
Phone:	(202) 418-0932
Fax:	(202) 418-0237
B. The Contracting Officer’s Technical Representative (COTR):
The COTR is a Government employee with the authority to administer the contract, authority to monitor and inspect work requirements of the SOW/TR, and make technical decisions with respect thereto. The COTR has no authority to obligate funds or make changes to the contract. Such authority is reserved for the Contracting Officer (Also see G.2).
C. Service Provider’s Point of Contact:

Name:	Amy Putnam
Address:	46000 Center Oak Plaza
Sterling, VA 20166
Phone:	(717) 232-5533
eFax:	(284) 229-0715

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
G.2 DESIGNATION OF CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE
A. The Contracting Officer’s Technical Representative (COTR) is as follows:
          COTR:

Name:	Gary Remondino
Address:	FCC, WCB
445 12th Street, SW, Room 5C143
Washington, DC 20554
Phone:	(202) 418-2298
B. The COTR is responsible for the technical direction of the contract work. In no event, however, will any understanding, agreements, modification, change order, or other matter deviating from the terms of this contract be effective or binding upon the Government unless formalized by proper contractual document executed by the Contracting Officer prior to completion of the contract.
C. The Contracting Officer shall be informed as soon as possible of any actions or inactions by the contractor or the Government which may affect the price, required delivery or completion times stated in the contract, so that the contract may be modified if necessary. Whenever, in the opinion of the contractor, the COTR requests efforts outside the scope of the contract, the contractor shall advise the COTR. If the COTR persists and there still exists a disagreement as to proper contractual coverage, the Contracting Officer should be notified immediately, preferably in writing if time permits. Proceeding with work without proper contractual coverage could result in non-payment.
D. A copy of the COTR delegation letter shall be provided as an attachment at time of award.
G.3 INVOICES
A. Monthly invoices shall be submitted in an original and two copies to the Government office designated in this contract. Each monthly invoice will be in an equal installment of the specified period of performance price. To constitute a proper invoice, the invoice must include the following information and/or attached documentation:
     (1) Name of the business concern, invoice number and invoice date;
     (2) Contract number, or authorization for delivery of property or performance of services;
     (3) Description, price, and quantity of property and services actually delivered or rendered;
     (4) Shipping and payment terms;
     (5) Name (where practicable), title, phone number, and complete mailing address of responsible official to whom payment is to be sent; and

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FCC Contract No. CON07000005
     (6) Other substantiating documentation or information as required by the contract.
B. Submission of Invoices:
Invoices shall be submitted in an original and two copies to the designated billing office (DBO): FCC Travel/ Operations Group, Room #1A761, 445 12th Street, S.W., Washington, DC 20554. *
The invoice will contain a statement signed by a responsible official of the concern substantially similar if not identical to the following:
I certify that the items above have been delivered in accordance with the contract, and that all charges are true, correct, and have not been previously billed.

Contractor’s Signature
     The commission will return all improper invoices without action.
C. Payment due date:
1. Unless otherwise specified in the contract, payments under this contract will be made on the 30th calendar day after the later of
(a) The date of actual receipt of a proper invoice in the office designated to receive the invoice, or
(b) The date tasks are formally accepted by the Government.
2. If the services covered by a submitted invoice are rejected for failure to conform to the technical requirements of this contract, the provisions stated above will (a and b) apply to the properly resubmitted document.
Payment under this contract will be made by the designated payment office (DPO) for this contract :
      Welch & Company
      151 Slater Street, 12th Floor
      Ottawa, Ontario, KIP-5H3
     After the FCC/Government accepts the contracted services, it will direct the DPO to execute payment on the contractor’s invoice.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
NOTE: *Invoices may be submitted via email to: FO-Einvoices@fcc.gov . In addition, copies of the emailed invoices shall also be sent to the CO and COTR.
G.4 DESIGNATION OF OFFICE FOR RECEIPT OF ELECTRONIC FUNDS TRANSFER INFORMATION
     The contractor shall send all EFT information and any changes to EFT information to the Government’s Billing & Collection Agent, Welch & Co.
G.5 MONTHLY PROGRESS REPORTING
The Contractor shall submit a progress report by the 15th of each month, covering work accomplished during the prior month of contract performance. The progress report shall be brief and factual and shall be prepared in accordance with the following format:
(a) A cover page containing:
(1)	Contract number and title

(2)	Type of report, sequence number of report, and period of performance being reported.

(3)	Contractor’s name and address

(4)	Author(s)

(5)	Date of report
(b) SECTION I: An introduction covering the purpose and scope of the contract effort. This shall be limited to one paragraph in all but the first and final month’s narrative.
(c) SECTION II: A description of overall progress plus a separate description of each logical segment of work on which effort was expended during the report period. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved.
(d) SECTION III: A description of current technical or substantive performance, and any problem(s) that may impede performance along with the proposed corrective action.
(e) SECTION IV: Financial information shall be submitted for each of the following:
(1)	Monthly invoiced amount and date;

(2)	Total invoiced amount to date;

(3)	If applicable, title, date, and amount of change orders and/or other modifications;

(4)	Total remaining funds.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
SECTION H — SPECIAL CONTRACT CLAUSES
H.1. INSURANCE
The contractor shall in accordance with Section I, submit to the Contracting Officer a written certification that it has obtained the insurance required below, and that these policies contain the endorsement required by FAR 52.228-5 entitled “Insurance — Work On A Government Installation”. The contractor shall deliver the certification to the Contracting Officer not later than ten (10) calendar days after award of the contract.
The contractor shall maintain during the life of this contract the following insurance:
A. Workers’ compensation and employer’s liability.
The contractor is required to comply with applicable federal and state workers’ compensation and occupational disease statutes. If occupational diseases are not compensable under those statutes, they shall be covered under the employer’s liability section of the insurance policy, except when contract operations are so commingled with a contractor’s commercial operations that it would not be practical to require this coverage. Employer’s liability coverage of at least $100,000 shall be required except in states with exclusive or monopolistic funds that do not permit workers’ compensation to be written by private carriers.
B. General Liability
The contractor shall provide bodily injury liability insurance coverage written on the comprehensive form of policy of at least $500,000 per occurrence.
C. Automobile Liability
The contractor shall provide automobile liability insurance written on the comprehensive form of policy. The policy shall provide for bodily injury and property damage liability covering the operation of all automobiles used in connection with the performance of the contract. Policies covering automobiles operated in the U.S. shall provide coverage of at least $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage.
H.2 SAVE HARMLESS AND INDEMNITY AGREEMENT
A. Responsibility for Government Property. The contractor assumes full responsibility for and shall indemnify the government against any and all loss or

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
damage of whatsoever kind and nature to any and all government property, including any equipment, supplies, accessories, or parts furnished, while in its custody and care for storage, repair, or services to be performed under the terms of this contract, resulting in whole or in part from the negligent acts of the contractor, any subcontractor, or any employee, agent, or representative of the contractor or subcontractor.
B. Hold Harmless and Indemnification Agreement. The contractor shall save and hold harmless and indemnify the government against any and all liability and claims and costs of whatever kind and nature for injury to or death of any persons and for loss of or damage to any property occurring in connection with or in any way incidental to or arising out of the occupancy, use, service, operation, or performance of work under the terms of this contract resulting in whole or in part from the negligent acts or omissions of the contractor, any subcontractor, or an employee, agent, or representative of the contractor or subcontractor.
C. Contractor/Employees Property. The contractor shall be responsible for the safety and health of its employees. The government will not be responsible in any way for damage to the contractor’s supplies or materials, or to the contractor’s employees’ personal belongings brought into the building, occasioned by fire, theft, accident, or otherwise.
H.3 CONFIDENTIALITY AND CONFLICT OF INTEREST AND NEUTRALITY REQUIREMENTS
A. CONFIDENTIALITY
The Contractor and any personnel assigned to work on this Contract, including any employees, subcontractors, subcontractor employees, consultants, agents, or other representatives of the Contractor (collectively “the Contract personnel”) are restricted as to their use or disclosure of non-public information obtained during the term of this Contract. Non-public information means any information that is not routinely available for public inspection. Section 0.457 of the FCC’s rules (47 C.F.R. § 0.457) lists different types of non-public information maintained at the FCC including, but not limited to, information that is subject to the attorney-client privilege, the attorney work product doctrine, the deliberative process privilege, or any other relevant claims of privilege and exempt from disclosure under the Freedom of Information Act. For purposes of this Contract, non-public information includes all documents, reports, spreadsheets, written communications, and any other work product or data, including drafts thereof, in all formats such information exists, electronic or otherwise, generated in the performance of this Contract, and includes the PAS software. It is the responsibility of the Contractor and Contract personnel to preserve all non-public information in confidence.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
The Contractor and Contract personnel may not discuss or disclose non-public information, either within or outside of the Contractor’s organization, except (a) FCC employees authorized by the Contracting Officer to receive such information; (b) for approved Contract personnel who have executed a Non-Disclosure Agreement (Attachment A to the RFQ) as necessary for performance of work under the Contract; or (c) as directed in writing by the Contracting Officer. The Contractor is responsible for ensuring that all Contract personnel execute the attached Non-Disclosure Agreement and providing executed Non-Disclosure Agreements to the Contracting Officer before Contract personnel commence any work under this Contract. These procedures apply to any Contract personnel assigned to perform work under this Contract following award.
Requests for the use of any non-public information obtained during, or resulting from, the performance of the Contract must be addressed in writing to, and approved in writing by, the Contracting Officer. In the event the Contractor is issued a subpoena, court order, or similar request seeking information related to this contract, the Contractor will notify the Contracting Officer in writing within one calendar day of knowledge or receipt of such request, whichever is sooner.
The prohibition on disclosure of information described above is an ongoing obligation of the Contractor and Contract personnel and does not terminate with completion of work under this Contract or, with respect to Contract personnel, upon conclusion of an individual’s employee/consultant/representative relationship with the Contractor or its subcontractor(s).
B. CONFLICT OF INTEREST AND NEUTRALITY REQUIREMENTS
1. The Contractor is committed to providing high quality service to the Commission that is free from bias, personal and organizational conflicts of interest, unprofessional conduct, and is otherwise in compliance with the FCC’s specified neutrality requirements. See Administration of the North American Numbering Plan, CC Docket No. 92-237, Third Report and Order, 12 FCC Rcd 23040 (1997); Request of Lockheed Martin Corporation and Warburg, Pincus & Co. for Review of the Transfer of the Lockheed Martin Communications Industry Services Business, CC Docket No. 92-237, 14 FCC Rcd 19792 (1999); Letter to Neustar, Inc. from Chief, Wireline Competition Bureau, CC Docket No. 92-237, 17 FCC Rcd 13641 (2002); Neustar Inc. Request to Allow Certain Transactions without Prior Commission Approval and to Transfer Ownership, 19 FCC Rcd 16982 (2004) and section 52.12 of the Commission’s rules, 47 C.F.R. § 52.12. During the period of contract performance, the Contractor shall refrain from providing services to any person or entity that would result in an actual or potential conflict of interest with the performance of this contract with the FCC or otherwise be in conflict with the neutrality criteria.
2. The Contractor shall provide written certification by one of its ifficers that it is in compliance with the neutrality criteria set forth in the FCC Orders and rules

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
identified in Paragraph 1 above, and that it has submitted any information necessary to demonstrate such compliance. The Contractor recognizes that the failure to disclose any actual or potential conflict of interest or other information affecting its compliance with the neutrality criteria to the satisfaction of the FCC may render it ineligible for award or, if necessary, subject to contract termination.
3. The Contractor agrees that if after award of the contract, it discovers an actual or potential conflict of interest or any information affecting its compliance with the neutrality criteria set forth in the FCC Orders and rules identified in Paragraph 1 above, or that new circumstances have arisen with respect thereto, it shall make an immediate and full disclosure in writing to the Contracting Officer and notify the Commission as otherwise may be required pursuant to the relevant Orders and rules. The Contracting Officer may terminate the contract, in whole or in part, if he or she deems such termination to be in the best interest of the Government. If the contractor was aware of a potential or actual conflict of interest or any other circumstance affecting its compliance with the neutrality criteria prior to award of this contract, or after award discovered an actual or potential conflict or any other circumstance affecting its compliance with the neutrality criteria and intentionally did not disclose or misrepresented relevant information to the Contracting Officer, the FCC may terminate the contract for default.
H.4 KEY PERSONNEL
(a). The Contractor shall identify “key personnel” to be assigned to perform the required work. The key personnel are considered to be essential to the work being performed for Commission.
The following personnel are designated as Key Personnel:
1.	Name: [***] Title/Job Classification: [***]

2.	Name: [***] Title/Job Classification: [***]

3.	Name: [***] Title/Job Classification: [***]

4.	Name: [***] Title/Job Classification: [***]

5.	Name: [***] Title/Job Classification: [***]

6.	Name: [***] Title/Job Classification: [***]

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
7.	Name: [***] Title/Job Classification: [***]

8.	Name: [***] Title/Job Classification: [***]

9.	Name: [***] Title/Job Classification: [***]
(b). The Contractor agrees that the key personnel shall not be removed from the contract effort, replaced or added to the contract without a compelling reason (e.g. death of present personnel, personnel leaving the company employ, unavailability due to excessive or unanticipated demand made by the Government under any order), and without compliance with paragraphs (c) and (d) hereof. The Government will not approve substitutions for the sole purpose of the Contractor.
(c). If any change to the key personnel positions becomes necessary (substitutions or additions), the Contractor shall immediately notify the Contracting Officer in writing, accompanied by the resume of the proposed replacement personnel who shall be of at least substantially equal ability and qualifications as the individuals currently approved for that category.
(d). No substitution or replacement of the key personnel shall be approved within the first ninety days of the issuance of the Contract.
(e). All requests for approval of changes hereunder must be in writing and provide a detailed explanation of circumstances necessitating the proposed change. Requests for changes should be made whenever the need is identified, and not at the time of quote submittal. Besides the resume, the request must also provide:
I. A comparison of skills and qualifications to those set forth in the accepted resume proposed for substitution;
2. A signed Non-Disclosure Agreement, and
3. Any other information requested by the Contracting Officer to reach a decision.
(f) The Contracting Officer will evaluate such requests and promptly notify the Contractor of his/her approval in writing.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
H.5 SUITABILITY AND SECURITY PROCESSING
     1. General
(a) All contract personnel are subjected to background investigations for the purpose of suitability determinations. Based on their proposed duties, some contract personnel may also be required to have security clearance determinations. No contract personnel may be assigned to work on the contract without a favorable initial review of the OF 306, Declaration for Federal Employment (http://www.opm.gov/forms/pdf_fill/of0306.pdf) or a written waiver from the FCC Security Operations Center (SOC).
(b) Suitability, waiver, and security clearance determination investigations are currently conducted through the FCC Security Operations Center (202- 418-7884). The individual contract employee will be provided with a review process before a final adverse determination is made. The FCC requires that any contract personnel found not suitable, or who has a waiver cancelled, or is denied a security clearance, be removed by the contractor during the same business day that the determination is made.
(c) If the contract personnel is re-assigned and the new position is determined to require a higher level of risk suitability than the contract personnel currently holds, the individual may be assigned to such position while the determination is reached by the SOC. A new A-600 shall be necessary for the new position.
(d) Contract personnel working as temporary hires (for ninety (90) days or less) must complete and receive a favorable initial review of the OF 306 and complete the contract personnel section of the FCC Form A-600, “FCC Contractor Record Form.” If during the term of their employment they will have access to any FCC network application, they must also complete and sign the FCC Form A-200, “FCC Computer System Application Access Form.”
2. At Time of Contract Award
(a) The FCC Security Operations Center must receive the completed, signed OF 306 for all proposed contractor employees at the time of contract award. Resumes for all personnel proposed for assignment on the contract should be provided to the Security Office prior to the time of in-take processing (see below, 2.3.2). The FCC Security Operations Center requires up to five (5) working days (from the date they are received) to process the OF 306 before any employee is allowed to begin work on the contract. A written waiver from the SOC may be obtained in special circumstances.
All contract personnel, regardless of task description, must complete this form. Without an approved, completed OF 306 on file at the SOC, no contractor employee may begin work. An approved OF 306 is one that has passed initial

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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review by the SOC. During the course of the SOC review of the OF 306, the contract personnel may be interviewed by SOC staff regarding information on their OF 306.
(b) In addition, the Contractor is responsible for submission of completed, signed computer security forms for each employee prior to that person beginning work on the contract (See Appendix No. 3, FCC Instruction 1479.1, FCC Computer Security Program Directive and sample forms.) These forms should be submitted to the FCC Computer Security Office.
(c) The COTR shall begin processing their section of the FCC Contract Personnel Record (FCC Form A-600) at this time. This form, with the COTR and CO portions completed, will be distributed at the time of contract award and must be submitted to the SOC within ten (10) working days.
(d) The Office of Personnel Management (OPM) will issue a Certificate of Investigation (CIN) following the appropriate background investigation. The SOC notifies the CO and COTR and contract personnel who have received a favorable adjudication so they may receive their permanent access credential.
3. IDENTITY PROOFING, REGISTRATION AND CHECKOUT REQUIREMENTS
3.1 Locator and Information Services Tracking (LIST) Registration
The Security Operations Center maintains a Locator and Information Services Tracking (LIST) database, containing contact information for all Commission and contract employee personnel, regardless of work location.
The contract employee’s FCC Form A-600, “FCC Contractor Record Form” captures the information for data entry into the LIST system.
3.2 Intake Processing
     (a) Following the processing of the OF 306 and an initial favorable suitability determination, (unless otherwise waived) the contract personnel shall report to the FCC for identity verification and access badge issuance on their first scheduled workday.
     (b) All new contract personnel must be escorted to the SOC by either the CO or COTR responsible for the contract. At this time the contractor personnel must present two forms of identification; one of which must be a picture ID issued by a state, or the Federal, government. The other piece of identification should be the original of one of the following:
     U.S. Passport (unexpired or expired)

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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Certificate of U.S. Citizenship (Form N-560 or N-561)
Certificate of Naturalization (Form N-550 or N-570)
School ID
Voter’s registration card
U.S. Military card
Military dependent’s ID card
U.S. Coast Guard Merchant Mariner card
Native American Tribal document
U.S. Social Security card
Certification of Birth Abroad, (Form FS-545 or Form DS-1350)
Original or certified copy of a birth certificate, bearing an official seal
     (c) After identity verification, the individual shall complete the Fingerprint Card form, FD 258, the Fair Credit Report Act form, and be photographed and issued the appropriate access badge.
     (d) At this time the contract employee will be given one of the following forms, based on the security risk designation for the proposed support classification/position, to complete and return to the SOC within seven (7) business days:
(i) Low Risk Positions — SF 85, Questionnaire for Non-Sensitive Positions
(ii) Moderate Risk Positions — SF 85-P, Questionnaire for Public Trust Positions
(iii) High Risk Positions/Secret or Top Secret Security Clearances — Standard Form (SF) 86, Questionnaire for Sensitive Positions
     (e) For any contract employee whose name is provided to the Commission for security investigation at (ii) or (iii) level, who subsequently leaves the subject contract, due to Contractor or contract employee decision, within the first year, the Contractor shall reimburse the Commission for the cost of the investigation. If the contract or task order is scheduled for completion in under one year and the contract employee for whom a security investigation has been done leaves prior to the work being done, the Contractor and SOC shall agree on a pro-rated amount for reimbursement. The cost may range from approximately $400.00 (moderate risk) to $3,000.00 (high risk). The Contractor will be provided a copy of the investigation invoice with the reimbursement request.
3.3. Monthly Contractor Personnel Reports
The monthly report verifying contract personnel working at the FCC is a crucial element in the agency’s compliance with Homeland Security Presidential Directive (HSPD) 12. Accurate and timely reporting are required as part of the ongoing access control efforts as mandated by HSPD-12 and implementing directives.

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(a) The Contractor’s Program Manager shall submit a contract personnel list to the SOC on the first working day of each month. This report shall be identified by the contract name and FCC number, and shall list all the contract employees working at the FCC in the immediately previous month.
(b) The report shall highlight or list in some way those individuals who are no longer employed by the Contractor or who are no longer working on the subject contract. As well, any additional contract personnel who have been successfully processed for work on the contract since the previous report shall also be noted.
(c) The report may be delivered electronically in MS Excel format. The covering email should contain a statement of certification of accuracy and should originate with the Contract Program Manager or other Contractor executive personnel. The author of the email shall be considered the signatory.
(d) No later than the 15th of each month, the SOC will notify the Contract Program Manager, the author of the email covering the Monthly report (if different), the COTR and the Contracting Officer if the report is a) received after the first working day of the month, or b) contains errors in the listing. The notification will identify the reason for deficit in the report.
(e) The first instance of either a) or b) above shall result in a Five Hundred Dollar ($500.00) penalty against the Contractor. The assessed penalty shall increase in Five Hundred Dollar ($500.00) increments for each subsequent Monthly report received either late or containing errors.
3.4. Checkout Processing:
(a) All contract employees no longer employed on the subject contract, or at the termination of the contract, are required to report to the SOC and complete the sign-out portion of the FCC A-600, Contract Personnel Record.
(b) This process verifies the access badge has been returned to the SOC by the contract personnel.
(c) If the checkout processing is not completed by the contract employee, the Contractor shall take action to ensure its accomplishment no later than thirty (30) calendar days after the employee’s departure from the FCC.
(d) The Contractor shall be liable to the FCC for an administrative processing charge of $150.00 (One Hundred Fifty Dollars), for each of their employees who leaves their duty assignment at the Commission and fails to complete the checkout processing within thirty (30) calendar days of departure. Mellon Bank, N.A., handles collection and processing of all Commission administrative charges and should payment become necessary, the Contractor will be provided the appropriate directions for an EFT.

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(e) The Contractor shall be liable for any actual damages arising from a failure to ensure that the checkout processing occurs within the thirty (30) calendar days of the contract employee’s departure from the FCC.
H.6 GOVERNMENT PROPERTY
A. Government Property
Except as provided in this clause, Government property is subject to the terms and conditions of FAR 52.245-2, Government Property (Fixed-Price Contracts), which is incorporated by reference in Section I.1. “Government property” is defined in FAR 45.101 and includes Government-furnished property and contractor-acquired property. The Contractor is solely responsible for any replacement of Government property necessary during the performance of the Contract.
B. Government-Furnished Property
The National Pooling Administrator Transition Plan (Transition Plan, Attachment D) was prepared by NeuStar, Inc. (NeuStar) during the performance of Contract CON01000016 and identifies equipment and software that will be made available to the Contractor as Government-furnished property on a rent-free basis. Government-furnished software includes the PAS software that was developed by NeuStar as well as commercial-off-the-shelf (COTS) software acquired by NeuStar under Contract CON01000016.
C. Contractor-Acquired Property
Title to any property acquired by the Contractor for use in conjunction with the PAS shall vest in the FCC when its use in performing this Contract commences.
H.7 RIGHTS IN DATA
A. Rights in Government-Furnished COTS Software
The Government is providing no rights or licenses in Government-furnished COTS software to the Contractor. The Contractor is responsible for acquiring licenses in any Government-furnished COTS software that it elects to use in the performance of this Contract.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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B. Rights in Government-Furnished Data Other Than COTS Software
Notwithstanding any other language in this Contract, the Government holds unlimited rights in all Government-furnished data other than COTS software, including the PAS software developed by NeuStar under Contract CON01000016. The Contractor is authorized to use and prepare derivative works of Government-furnished data other than COTS software to the extent necessary for, and for the sole purpose of, performing this Contract. The Contractor’s rights with respect to Government-furnished data other than COTS software shall expire upon the termination or expiration of this Contract.
C. Rights in Data Other Than Government-Furnished Data
Rights in data other than Government-furnished data are governed by either FAR 52.227-19, Commercial Computer Software—Restricted Rights (incorporated by reference in Section I.1), or FAR 52.227-14, Rights in Data—General (as amended and set forth in Section I.6. FAR 52.227-19 applies only to COTS software acquired under this Contract; FAR 52.227-14, as amended, applies to all other data, including PAS software, other than Government-furnished data. The Government shall receive unlimited rights in any modifications to or derivative works of Government-furnished data.

Subparagraph (g)(3)(iv) of FAR 52.227-14, as amended in Section I.6, requires the Contractor, if it transfers any PAS software under Section C.3.20 of this Contract that (1) is not a modification or derivative work of Government-furnished PAS software and (2) meets the definition of “restricted computer software” in FAR 27.401, to provide the Government with additional restricted rights in such PAS software that will enable the FCC or any Pooling Administrator contractor acting on its behalf, subsequent to the termination or expiration of this Contract, to use the PAS software for operation of the PAS, to modify the PAS software, and to use the modified PAS software or distribute it to future Pooling Administrator contractors for their use in operation of the PAS.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
PART II — CONTRACT CLAUSES
SECTION I — CONTRACT CLAUSES
I.1 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
www.arnet.gov/far
FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

NUMBER	TITLE	DATE

52.202-1	Definitions	July 2004
52.203-3	Gratuities	April 1984
52.203 -5	Covenant Against Contingent Fees	April 1984
52.203 -6	Restrictions on Subcontractor Sales To The Government	July 1995
52.203 -7	Anti-Kickback Procedures	July 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	January 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	January 1997
52 .203-12	Limitation On Payments To Influence Certain Federal Transactions	Sept 2005
52.204 -2	Security Requirements	August 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	August 2000
52.204 -7	Central Contractor Registration	July 2006
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	January 2005
52.215-2	Audit and Records—Negotiation	June 1999
52.215-8	Order of Precedence—Uniform Contract Format	October 1997
52.219-8	Utilization of Small Business Concerns	May 2004
52.219-9	Small Business Subcontracting Plan Alt II	July 2005
52.219-16	Liquidated Damages-Subcontracting Plan	January 1999
52.219-23	Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns	Sept 2005
52 .222-3	Convict Labor	June 2003
52.222-21	Prohibition of Segregated Facilities	February 1999
52.222-26	Equal Opportunity	April 2002
52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era,

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NUMBER	TITLE	DATE

	and Other Eligible Veterans	Dec 2001
52.222-36	Affirmative Action for Workers with Disabilities	June 1998
52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, And Other Eligible Veterans	Dec 2001
52.222-50	Combating Trafficking in Persons	Apr 2006
52.223-6	Drug Free Workplace	May 2001
52.223-14	Toxic Chemical Release Reporting	August 2003
52.224-1	Privacy Act Notification	April 1984
52.224-2	Privacy Act	April 1984
52.225-13	Restrictions on Certain Foreign Purchases	Feb 2006
52.227-1	Authorization and Consent	July 1995
52 .227-3	Patent Indemnity	April 1984
52.227-19	Commercial Computer Software- Restricted Rights	June 1987
52.227-23	Rights to Proposal Data (Technical)	June 1987
52.229-3	Federal, State and Local Taxes	April 2003
52.232-1	Payments	April 1984
52.232-11	Extras	April 1984
52.232-17	Interest	June 1996
52.232-23	Assignment of Claims	January 1986
52.232-33	Payment by Electronic Funds Transfer— Central Contractor Registration	October 2003
52.233-1	Disputes	July 2002
52.233-3	Protest After Award	August 1996
52.233-4	Applicable Law for Breach of Contract Claim	October 2004
52.237-3	Continuity of Services	January 1991
52.242-13	Bankruptcy	July 1995
52.243-1	Changes—Fixed Price Alternate I	August 1987
52.245-1	Property Records	April 1984
52.245-2	Government Property (Fixed Price Contracts)	May 2004
52.246-25	Limitation of Liability—Services	February 1997
52.248-1	Value Engineering	February 2000
52.249-2	Termination for Convenience Of The Government (Fixed- Price)	May 2004
52.249-8	Default (Fixed-Price Supply and Service)	April 1984
52.253-1	Computer Generated Forms	January 1991
I.2 52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)
The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days prior to contract completion.

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with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
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I.3 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)
(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.
(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.
(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years.
I.4 52.239-1 PRIVACY OR SECURITY SAFEGUARDS (AUG 1996)
(a) The Contractor shall not publish or disclose in any manner, without the Contracting Officer’s written consent, the details of any safeguards either designed or developed by the Contractor under this contract or otherwise provided by the Government.
(b) To the extent required to carry out a program of inspection to safeguard against threats and hazards to the security, integrity, and confidentiality of Government data, the Contractor shall afford the Government access to the Contractor’s facilities, installations, technical capabilities, operations, documentation, records, and databases.
(c) If new or unanticipated threats or hazards are discovered by either the Government or the Contractor, or if existing safeguards have ceased to function, the discoverer shall immediately bring the situation to the attention of the other party.
I.5 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS (FEB 2006)
(a) Definitions. As used in this clause—
“Commercial item” has the meaning contained in Federal Acquisition Regulation 2.101, Definitions.
“Subcontract” includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

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(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.
(c)(1) The Contractor shall insert the following clauses in subcontracts for commercial items:
(i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).
(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212(a));
(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).
(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201). Flow down as required in accordance with paragraph (g) of FAR clause 52.222-39).
(vi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. App. 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).
(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.
I.6 52.227-14 RIGHTS-IN-DATA-GENERAL ALT V (JUN 1987)
     (a) Definitions. “Computer software,” as used in this clause, means computer programs, computer data bases, and documentation thereof.
     “Data,” as used in this clause, means recorded information, regardless of form or the media on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.

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FCC Contract No. CON07000005
     “Form, fit, and function data,” as used in this clause, means data relating to items, components, or processes that are sufficient to enable physical and functional interchangeability, as well as data identifying source, size, configuration, mating, and attachment characteristics, functional characteristics, and performance requirements; except that for computer software it means data identifying source, functional characteristics, and performance requirements but specifically excludes the source code, algorithm, process, formulae, and flow charts of the software.
     “Limited rights,” as used in this clause, means the rights of the Government in limited rights data as set forth in the Limited Rights Notice of paragraph (g)(2) if included in this clause.
     “Limited rights data,” as used in this clause, means data (other than computer software) that embody trade secrets or are commercial or financial and confidential or privileged, to the extent that such data pertain to items, components, or processes developed at private expense, including minor modifications thereof.
     “Restricted computer software,” as used in this clause, means computer software developed at private expense and that is a trade secret; is commercial or financial and is confidential or privileged; or is published copyrighted computer software, including minor modifications of such computer software.
     “Restricted rights,” as used in this clause, means the rights of the Government in restricted computer software, as set forth in a Restricted Rights Notice of paragraph (g)(3) if included in this clause, or as otherwise may be provided in a collateral agreement incorporated in and made part of this contract, including minor modifications of such computer software.
     “Technical data,” as used in this clause, means data (other than computer software) which are of a scientific or technical nature.
     “Unlimited rights,” as used in this clause, means the right of the Government to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, in any manner and for any purpose, and to have or permit others to do so.
     (b) Allocation of rights.
          (1) Except as provided in paragraph (c) of this clause regarding copyright, the Government shall have unlimited rights in—
               (i) Data first produced in the performance of this contract;
               (ii) Form, fit, and function data delivered under this contract;
               (iii) Data delivered under this contract (except for restricted computer software) that constitute manuals or instructional and training material for

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installation, operation, or routine maintenance and repair of items, components, or processes delivered or furnished for use under this contract; and
          (iv) All other data delivered under this contract unless provided otherwise for limited rights data or restricted computer software in accordance with paragraph (g) of this clause.
     (2) The Contractor shall have the right to—
          (i) Use, release to others, reproduce, distribute, or publish any data first produced or specifically used by the Contractor in the performance of this contract, unless provided otherwise in paragraph (d) of this clause;
          (ii) Protect from unauthorized disclosure and use those data which are limited rights data or restricted computer software to the extent provided in paragraph (g) of this clause;
          (iii) Substantiate use of, add or correct limited rights, restricted rights, or copyright notices and to take other appropriate action, in accordance with paragraphs (e) and (f) of this clause; and
          (iv) Establish claim to copyright subsisting in data first produced in the performance of this contract to the extent provided in paragraph (c)(1) of this clause.
     (c) Copyright—
          (1) Data first produced in the performance of this contract. Unless provided otherwise in paragraph (d) of this clause, the Contractor may establish, without prior approval of the Contracting Officer, claim to copyright subsisting in scientific and technical articles based on or containing data first produced in the performance of this contract and published in academic, technical or professional journals, symposia proceedings or similar works. The prior, express written permission of the Contracting Officer is required to establish claim to copyright subsisting in all other data first produced in the performance of this contract. When claim to copyright is made, the Contractor shall affix the applicable copyright notices of 17 U.S.C. 401 or 402 and acknowledgment of Government sponsorship (including contract number) to the data when such data are delivered to the Government, as well as when the data are published or deposited for registration as a published work in the U.S. Copyright Office. For data other than computer software the Contractor grants to the Government, and others acting on its behalf, a paid-up, nonexclusive, irrevocable worldwide license in such copyrighted data to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, by or on behalf of the Government. For computer software, the Contractor grants to the Government and others acting in its behalf, a paid-up nonexclusive, irrevocable

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worldwide license in such copyrighted computer software to reproduce, prepare derivative works, and perform publicly and display publicly by or on behalf of the Government.
          (2) Data not first produced in the performance of this contract. The Contractor shall not, without prior written permission of the Contracting Officer, incorporate in data delivered under this contract any data not first produced in the performance of this contract and which contains the copyright notice of 17 U.S.C. 401 or 402, unless the Contractor identifies such data and grants to the Government, or acquires on its behalf, a license of the same scope as set forth in paragraph (c)(1) of this clause; provided, however, that if such data are computer software the Government shall acquire a copyright license as set forth in paragraph (g)(3) of this clause if included in this contract or as otherwise may be provided in a collateral agreement incorporated in or made part of this contract.
          (3) Removal of copyright notices. The Government agrees not to remove any copyright notices placed on data pursuant to this paragraph (c), and to include such notices on all reproductions of the data.
     (d) Release, publication and use of data.
          (1) The Contractor shall have the right to use, release to others, reproduce, distribute, or publish any data first produced or specifically used by the Contractor in the performance of this contract, except to the extent such data may be subject to the Federal export control or national security laws or regulations, or unless otherwise provided in this paragraph of this clause or expressly set forth in this contract.
          (2) The Contractor agrees that to the extent it receives or is given access to data necessary for the performance of this contract which contain restrictive markings, the Contractor shall treat the data in accordance with such markings unless otherwise specifically authorized in writing by the Contracting Officer.
     (e) Unauthorized marking of data.
          (1) Notwithstanding any other provisions of this contract concerning inspection or acceptance, if any data delivered under this contract are marked with the notices specified in paragraph (g)(2) or (g)(3) of this clause and use of such is not authorized by this clause, or if such data bears any other restrictive or limiting markings not authorized by this contract, the Contracting Officer may at any time either return the data to the Contractor, or cancel or ignore the markings. However, the following procedures shall apply prior to canceling or ignoring the markings.

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FCC Contract No. CON07000005
          (i) The Contracting Officer shall make written inquiry to the Contractor affording the Contractor 30 days from receipt of the inquiry to provide written justification to substantiate the propriety of the markings;
          (ii) If the Contractor fails to respond or fails to provide written justification to substantiate the propriety of the markings within the 30-day period (or a longer time not exceeding 90 days approved in writing by the Contracting Officer for good cause shown), the Government shall have the right to cancel or ignore the markings at any time after said period and the data will no longer be made subject to any disclosure prohibitions.
          (iii) If the Contractor provides written justification to substantiate the propriety of the markings within the period set in subdivision (e)(1)(i) of this clause, the Contracting Officer shall consider such written justification and determine whether or not the markings are to be cancelled or ignored. If the Contracting Officer determines that the markings are authorized, the Contractor shall be so notified in writing. If the Contracting Officer determines, with concurrence of the head of the contracting activity, that the markings are not authorized, the Contracting Officer shall furnish the Contractor a written determination, which determination shall become the final agency decision regarding the appropriateness of the markings unless the Contractor files suit in a court of competent jurisdiction within 90 days of receipt of the Contracting Officer’s decision. The Government shall continue to abide by the markings under this subdivision (e)(1)(iii) until final resolution of the matter either by the Contracting Officer’s determination becoming final (in which instance the Government shall thereafter have the right to cancel or ignore the markings at any time and the data will no longer be made subject to any disclosure prohibitions), or by final disposition of the matter by court decision if suit is filed.
     (2) The time limits in the procedures set forth in paragraph (e)(1) of this clause may be modified in accordance with agency regulations implementing the Freedom of Information Act (5 U.S.C. 552) if necessary to respond to a request thereunder.
     (3) This paragraph (e) does not apply if this contract is for a major system or for support of a major system by a civilian agency other than NASA and the U.S. Coast Guard agency subject to the provisions of Title III of the Federal Property and Administrative Services Act of 1949.
     (4) Except to the extent the Government’s action occurs as the result of final disposition of the matter by a court of competent jurisdiction, the Contractor is not precluded by this paragraph (e) from bringing a claim under the Contract Disputes Act, including pursuant to the Disputes clause of this contract, as

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applicable, that may arise as the result of the Government removing or ignoring authorized markings on data delivered under this contract.
     (f) Omitted or incorrect markings.
          (1) Data delivered to the Government without either the limited rights or restricted rights notice as authorized by paragraph (g) of this clause, or the copyright notice required by paragraph (c) of this clause, shall be deemed to have been furnished with unlimited rights, and the Government assumes no liability for the disclosure, use, or reproduction of such data. However, to the extent the data has not been disclosed without restriction outside the Government, the Contractor may request, within 6 months (or a longer time approved by the Contracting Officer for good cause shown) after delivery of such data, permission to have notices placed on qualifying data at the Contractor’s expense, and the Contracting Officer may agree to do so if the Contractor—
               (i) Identifies the data to which the omitted notice is to be applied;
               (ii) Demonstrates that the omission of the notice was inadvertent;
               (iii) Establishes that the use of the proposed notice is authorized; and
               (iv) Acknowledges that the Government has no liability with respect to the disclosure, use, or reproduction of any such data made prior to the addition of the notice or resulting from the omission of the notice.
          (2) The Contracting Officer may also (i) permit correction at the Contractor’s expense of incorrect notices if the Contractor identifies the data on which correction of the notice is to be made, and demonstrates that the correct notice is authorized, or (ii) correct any incorrect notices.
     (g) Protection of limited rights data and restricted computer software.
          (1) When data other than that listed in subdivisions (b)(1)(i), (ii), and (iii) of this clause are specified to be delivered under this contract and qualify as either limited rights data or restricted computer software, if the Contractor desires to continue protection of such data, the Contractor shall withhold such data and not furnish them to the Government under this contract. As a condition to this withholding, the Contractor shall identify the data being withheld and furnish form, fit, and function data in lieu thereof. Limited rights data that are formatted as a computer data base for delivery to the Government are to be treated as limited rights data and not restricted computer software.
          (2) [Reserved]
          (3) (i) Notwithstanding subparagraph (g)(1) of this clause, the contract may identify and specify the delivery of restricted computer software, or the

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Contracting Officer may require by written request the delivery of restricted computer software that has been withheld or would otherwise be withholdable. If delivery of such computer software is so required, the Contractor may affix the following “Restricted Rights Notice” to the computer software and the Government will thereafter treat the computer software, subject to paragraphs (e) and (f) of this clause, in accordance with the Notice:
Restricted Rights Notice
(a) This computer software is submitted with restricted rights under Government Contract No. CON07000005 (and subcontract N/A, if appropriate). It may not be used, reproduced, or disclosed by the Government except as provided in paragraph (b) of this Notice or as otherwise expressly stated in the contract.
(b) This computer software may be—
(1) Used or copied for use in or with the computer or computers for which it was acquired, including use at any Government installation to which such computer or computers may be transferred;
(2) Used or copied for use in a backup computer if any computer for which it was acquired is inoperative;
(3) Reproduced for safekeeping (archives) or backup purposes;
(4) Modified, adapted, or combined with other computer software, provided that the modified, combined, or adapted portions of the derivative software incorporating restricted computer software are made subject to the same restricted rights;
(5) Disclosed to and reproduced for use by support service Contractors in accordance with subparagraphs (b) (1) through (4) of this clause, provided the Government makes such disclosure or reproduction subject to these restricted rights; and
(6) Used or copied for use in or transferred to a replacement computer.
(c) Notwithstanding the foregoing, if this computer software is published copyrighted computer software, it is licensed to the Government, without disclosure prohibitions, with the minimum rights set forth in paragraph (b) of this clause.

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(d) Any other rights or limitations regarding the use, duplication, or disclosure of this computer software are to be expressly stated in, or incorporated in, the contract.
(e) This Notice shall be marked on any reproduction of this computer software, in whole or in part.
(End of notice)
(ii) Where it is impractical to include the Restricted Rights Notice on restricted computer software, the following short-form Notice may be used in lieu thereof:
Restricted Rights Notice
Short Form (Jun 1987)
Use, reproduction, or disclosure is subject to restrictions set forth in Contract No. CON05000005 with NeuStar, Inc.
(End of notice)
(iii) If restricted computer software is delivered with the copyright notice of 17 U.S.C. § 401, it will be presumed to be published copyrighted computer software licensed to the Government without disclosure prohibitions, with the minimum rights set forth in paragraph (b) of this clause, unless the Contractor includes the following statement with such copyright notice: “Unpublished—rights reserved under the Copyright Laws of the United States.
(iv) With respect to any PAS software that (1) is not a modification or derivative work of Government-furnished PAS software (2) and meets the definition of “restricted computer software” in FAR 27.401, paragraph (d) of the Restricted Rights Notice in subparagraph (g)(3)(i) above shall be replaced with the following language:
(d) In addition to the rights stated in paragraph (b), the Contractor grants to the Government or a Pooling Administrator contractor acting on its behalf, a paid-up, nonexclusive, worldwide license in the PAS software to reproduce, prepare derivative works, and perform publicly and display publicly by or on behalf of the Government. The Contractor grants to the Government the right to disclose the PAS software to prospective offerors in any follow-on

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
procurements for pooling administration services under the terms and conditions of a non-disclosure agreement.
     (h) Subcontracting. The Contractor has the responsibility to obtain from its subcontractors all data and rights therein necessary to fulfill the Contractor’s obligations to the Government under this contract. If a subcontractor refuses to accept terms affording the Government such rights, the Contractor shall promptly bring such refusal to the attention of the Contracting Officer and not proceed with subcontract award without further authorization.
     (i) Relationship to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government.
     (j) The Contractor agrees, except as may be otherwise specified in this contract for specific data items listed as not subject to this paragraph, that the Contracting Officer or an authorized representative may, up to three years after acceptance of all items to be delivered under this contract, inspect at the Contractor’s facility any data withheld pursuant to paragraph (g)(1) of this clause, for purposes of verifying the Contractor’s assertion pertaining to the limited rights or restricted rights status of the data or for evaluating work performance. Where the Contractor whose data are to be inspected demonstrates to the Contracting Officer that there would be a possible conflict of interest if the inspection were made by a particular representative, the Contracting Officer shall designate an alternate inspector.
(End of clause)

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
FCC Contract No. CON07000005
PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
SECTION J — LIST OF ATTACHMENTS
J.1 LIST OF ATTACHMENTS

ATTACHMENT	TITLE	PAGES

A	Non-Disclosure Certification	1

C	FCC FORMS:

	1. FCC A-200, FCC Computer System
	Application Access Assignment Form (Jul. 2002)
	(incorporated by reference)	2

	2. FCC A-600, Contract Personnel Record (Apr. 2003)
	(incorporated by reference)	4

E	Quality Assurance Surveillance Plan (QASP)
	(incorporated by reference)	11

F	Successful ProposalVols. 1, 2, & 3 (NeuStar, Inc. dated April 5, 2007)
	(incorporated by reference)

G	Contracting Officer's Technical
	Representative (COTR) Delegation	4

H	Accessibility Standards, Section 508 of The Rehabilitation Act
	(by reference only)	N/A

I	FCC Policy Statement on the Prevention of Workplace Violence (Jun. 2003)
	(incorporated by reference)	1

J	FCC Instruction #1139 “Management of Non-Public Information”
	(March 2007)	12

K	FCC Computer Security Program Directive
	(incorporated by reference)	33

L	Subcontracting Plan dated April 4, 2007
	(incorporated by reference, Also reference Attachment F)	12